As filed with the U.S. Securities and Exchange Commission on [•], 2021

1933 Act File No. [•]

1940 Act File No. [•]

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☐
Amendment No.	☐

Puerto Rico Short Term Investment Fund, Inc.

(Exact name of Registrant as Specified in Charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (787) 773-3888

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Brian M. Kaplowitz Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Alexandre-Cyril Manz UBS Financial Services Incorporated of Puerto Rico American International Plaza Building - Tenth Floor 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918

It is proposed that this filing will become effective (check appropriate box)
☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of common stock, par value $0.001 per share.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated [            ], 2021

Puerto Rico Short Term Investment Fund, Inc.

PROSPECTUS
[ ], 2021

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Fund Summary

Investment Objective

The investment objective of Puerto Rico Short Term Investment Fund, Inc. (the “Fund”) is to provide current income, consistent with liquidity and conservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	[ ]%
Other Expenses	[ ]%

Total Annual Fund Operating Expenses(1)	[ ]%
Fee Waivers and/or Expense Reimbursements(1)	[ ]%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(1)	[ ]%

(1)

[                    ], the Fund’s administrator (the “Administrator”) and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) whereby the Administrator will pay the Fund’s Other Expenses in order to ensure that the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses) do not exceed [    ]% of average daily net assets per annum. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. The Expense Limitation Agreement is effective through [            ], 2022, and may be terminated upon 30 days’ notice by a majority of the non-interested trustees of the Fund, by a vote of a majority of the outstanding voting securities of the Fund or the Administrator.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years

$[ ]	$[ ]	$[ ]

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [    ]% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

The Fund is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund invests in a portfolio of high quality tax-exempt short-term debt instruments of governmental and private issuers, including instruments issued by other Puerto Rico investment companies advised by or co-advised by the Investment Adviser. “High quality” means instruments that at the time of investment are rated within the two highest short-term rating categories by one or more nationally recognized statistical rating organizations (“NRSRO”) or that are unrated but deemed to be of comparable quality by the Investment Adviser. The Fund may continue to hold these instruments even if their rating is downgraded. “Short-term” means instruments that mature in 397 calendar days or less from the date when the Fund acquires the instrument. The maturity of securities rated in the second highest short-term rating category by an NRSRO (“Second Tier Securities”) may not exceed 180 days. The Fund may also invest in longer-term bonds with only a short time remaining to maturity or that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund invests only in U.S. dollar-denominated instruments.

Under normal circumstances, the Fund will invest at least 67% of its total assets in short-term securities of Puerto Rico issuers, including Puerto Rico municipal obligations, Puerto Rico mortgage-backed and asset-backed securities, obligations of Puerto Rico investment companies (the majority of which will be obligations issued by investment companies having the same investment adviser or co-investment adviser as the Fund) (“TSOs”), repurchase agreements and commercial paper.

The Fund may hold up to 33% of its total assets in U.S. high quality short-term instruments, including securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, municipal securities of issuers in the United States and non-Puerto Rico mortgage-backed and asset-backed securities.

Investments in mortgage-backed securities may include those issued or guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), as well as mortgage-backed securities that are not guaranteed or issued by GNMA, FNMA, FHLMC or any other government agency (“Private Label mortgage-backed securities”), and in either case may include collateralized mortgage obligations (“CMOs”). Private Label mortgage-backed securities are issued in connection with a securitization and represent a beneficial interest in a privately sponsored trust or other entity, the assets of which are mortgage loans or GNMA, FNMA, FHLMC or other mortgage-backed securities, including CMOs.

The receivables supporting asset-backed securities presently are primarily automobile and credit card receivables, but may also consist of other types of obligations. Asset-backed securities and the underlying receivables are not generally insured or guaranteed by any government agency. However, in certain cases, such securities are collateralized by loans guaranteed by the U.S. Small Business Administration (“SBA”). The SBA is an independent agency of the United States.

The Fund expects that a substantial amount, and from time to time, a majority, of its total assets will be invested in TSOs.

A “Puerto Rico security” is any issuer or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico.

The Fund’s investment objective may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

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Principal Risks

The following is a summary discussion of the principal risks of investing in the Fund. Risk is inherent in all investing. There can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. You may lose money by investing in the Fund.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

Coronavirus and Public Health Emergencies. As of the date of this prospectus, there is an outbreak of a novel and highly contagious form of coronavirus COVID-19, which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism and entertainment, among other industries.

As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. While numerous vaccines and potential vaccines have been or are in the midst of being developed and approved for use in various countries, including the United States, the ultimate effectiveness of such vaccines is unknown.

The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

Puerto Rico Concentration Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund will generally be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, the TSOs in which the Fund invests are issued by investment companies that, in turn, are designed to invest primarily in Puerto Rico securities. Securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, none of the bonds issued by the Puerto Rico government and its instrumentalities without credit enhancements carry an investment-grade credit rating.

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The Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Because the Fund may invest a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities. Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income. For a further description of developments in Puerto Rico, see Appendix A.

Consequently, the Fund’s performance may be more severely affected by economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than a fund that is not concentrated in Puerto Rico issuers.

The Fund’s ability to achieve its investment objective and to provide the tax benefits for which it was designed depends in part on the availability of Puerto Rico obligations. If those obligations are unavailable or are only available at a price unreasonably above their market value or at interest rates inconsistent with the Fund’s investment objective, it may harm the Fund’s performance or affect its continued use as an available sweep option. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers.

Except for temporary defensive purposes upon the proven scarcity of Puerto Rico obligations (i.e. the unavailability of Puerto Rico obligations or their availability at a price unreasonably above their fair market value or at unattractive interest rates as determined by the Investment Adviser), the Fund is required to invest at least 67% of its total assets in Puerto Rico obligations.

In addition, certain Puerto Rico securities may have periods of illiquidity. These factors may affect the Fund’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition.

Credit Risk. Credit risk is the risk that fixed income securities in the Fund’s portfolio will decline in price or that the issuer will fail to make principal or interest payments when due because the issuer of the security experiences a decline in its financial condition. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. To the extent that the Fund will typically invest a majority of its assets in securities issued by other investment companies with the same investment adviser or co-investment adviser, and investing in similar types of assets, this risk may be magnified.

Interest Rate Risk. Interest rate risk is the risk that when interest rates rise, the value of the Fund’s investment will fall as a result. That is because the value of short-term instruments are generally expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. This means that the Fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the Fund’s income will tend to fall more slowly.

Extension Risk. Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.

Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities.

General Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the analytical abilities of the Investment Adviser.

Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and

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taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Repurchase Agreements Risk. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from those market fluctuations following the failure of such counterparty to perform.

Reverse Repurchase Agreements Risk. The Fund may also engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements are generally treated as collateralized loans for Puerto Rico income tax purposes and thus, the tax-exempt interest of the securities purportedly sold to the purchaser, constitutes tax-exempt income of the Fund. However, reverse repurchase agreements that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities could be treated as sales of the securities by the Puerto Rico Treasury Department (“PRTD”). In such event, the tax-exempt interest of the securities will not constitute tax-exempt income of the Fund, and the portion of the Exempt Income Dividends distributed by the Fund from such interest could be treated either as Taxable Income Dividends or Capital Gain Dividends.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and home owner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Asset-Backed Securities Risk. Asset-backed securities present risks similar to those of mortgage-backed securities. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore, have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and depending on the structure, the credit risk of the sponsor of such obligations.

Non-Diversification Risk. [As a non-diversified fund,] the Fund may invest a relatively high percentage of its assets in a small number of issuers. As a result, the value of the shares is, therefore, more susceptible to losses related to any single economic, political or regulatory occurrence than the value of shares of a more widely diversified fund.

Illiquid Investments Risk. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market

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value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Holdings of illiquid securities may also harm the Fund’s continued use as a “sweep” option for management of daily securities account cash balances since it needs to be able to make daily redemptions.

Conflicts of Interest Risk. Conflicts of Interest Risk is the risk that the Investment Adviser and its affiliates, as well other investment companies advised or co-advised by the Investment Adviser that issue TSOs purchased by the Fund, may have interests that compete with those of the Fund. Among other things, the Investment Adviser or its affiliates may engage in transactions directly with the Fund to the extent permitted by the 1940 Act. The Investment Adviser and its affiliates will also act in numerous other capacities in connection with the Fund and the Puerto Rico investment companies in which the Fund invests. These relationships also make the Fund very dependent upon the Investment Adviser and its affiliates. To the extent that the Fund invests in TSOs issued by investment companies affiliated with the Investment Adviser, such investments present certain conflict of interest, such as competing objectives with respect to the level of interest rates on the TSOs, and other related issues.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the [    ] Index. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If the Administrator had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting www.[    ].com or can be obtained by phone at [    ].

[                    ]

During the ten-year period shown in the bar chart, the highest return for a quarter was [    ]% (quarter ended [    ]) and the lowest return for a quarter was [    ]% (quarter ended [    ]). [The year-to-date return as of [     ] was [     ]%.]

For the periods ended 12/31/20 Average Annual Total Returns	1 Year	5 Years	10 Years

Puerto Rico Short Term Investment Fund, Inc.

Return Before Taxes	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions and Sales of Shares	[ ]%	[ ]%	[ ]%

[INDEX]	[ ]%	[ ]%	[ ]%

Investment Adviser

The Fund’s investment adviser is UBS Asset Managers of Puerto Rico (as previously defined, the “Investment Adviser”), a division of UBS Trust Company of Puerto Rico.

Portfolio Manager

Name	Managed the Fund Since	Title
Leslie Highley, Jr.	[ ]	Managing Director of UBS Trust Company of Puerto Rico

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Purchase and Sale of Fund Shares

To purchase or sell Shares you should contact your financial intermediary. You may purchase or redeem shares of the Fund each day on which the New York Stock Exchange (the “NYSE”) is open for trading and the Federal Reserve Bank of New York (“Federal Reserve”) and banks in San Juan Puerto Rico are open for business (each, a “Business Day”).

The Fund’s initial and subsequent investment minimums are as follows, although the Fund may reduce or waive the minimums in some cases:

Fund Shares
Minimum Initial and Subsequent Investment Amounts

There is no minimum investment for UBS brokerage accounts.

There is a $10,000 minimum for initial and additional investments for purchases made through other UBS account or other financial intermediaries.

Tax Information

See “Dividends and Taxes” in the main body of this prospectus for a summary of the material Puerto Rico and U.S. tax considerations that may be relevant to prospective investors in the Shares.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund’s “Fees and Expenses” table. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund

Investment Objective

The investment objective of Puerto Rico Short Term Investment Fund, Inc. (the “Fund”) is to provide current income, consistent with liquidity and conservation of capital.

Investment Process

In determining which securities to invest in, the Investment Adviser utilizes a fundamental analysis focusing on credit quality, duration, liquidity and yield.

Credit quality. This analysis starts with the rating of the securities. Only securities that are rated in the top two short-term rating categories are analyzed. The structure and collateral of the security is also an important consideration. The TSOs the Fund invests in are collateralized. Short-term U.S. Treasury and agency discount notes add to the overall high-quality bias of the portfolio. The Investment Adviser emphasizes the credit quality of the securities collateralizing any repurchase agreement.

Duration. Duration is short-term. The Investment Adviser takes into account the Federal Reserve’s (the “Fed”) policy in managing the duration of the portfolio. During periods when the Fed is tightening its policy, the Investment Adviser will shorten the duration of the portfolio. Conversely, during periods when the Fed is easing interest rates, the Investment Adviser expects to increase the duration of the portfolio.

Liquidity. The liquidity of the assets are a key consideration. To enhance the liquidity of portfolio, the Investment Adviser staggers maturities so as to have sufficient daily liquidity. The U.S. Treasury and agency discount notes are highly liquid and will also enhance the overall liquidity of the portfolio.

Yield. The Investment Adviser seeks to maximize the yield of the securities held by the Fund. Given the credit and liquidity bias, yield is a secondary consideration and the Fund may invest a higher percentage of its assets in lower yielding, but higher quality and more liquid securities.

Principal Investment Strategies of the Fund

The Fund invests in a portfolio of high quality tax-exempt short-term debt instruments of governmental and private issuers, including instruments issued by other Puerto Rico investment companies advised by or co-advised by the Investment Adviser. “High quality” means instruments that at the time of investment are rated within the two highest short-term rating categories by one or more nationally recognized statistical rating organizations (“NRSRO”) or that are unrated but deemed to be of comparable quality by the Investment Adviser. The Fund may continue to hold these instruments even if their rating is downgraded. “Short-term” means instruments that mature in 397 calendar days or less from the date when the Fund acquires the instrument. The maturity of securities rated in the second highest short-term rating category by an NRSRO (“Second Tier Securities”) may not exceed 180 days. The Fund may also invest in longer-term bonds with only a short time remaining to maturity or that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund invests only in U.S. dollar-denominated instruments.

The Fund is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Under normal circumstances, the Fund will invest at least 67% of its total assets in short-term securities of Puerto Rico issuers, including Puerto Rico municipal obligations, Puerto Rico mortgage-backed and asset-backed securities, obligations of Puerto Rico investment companies (the majority of which will be obligations issued by investment companies having the same investment adviser or co-investment adviser as the Fund) (“TSOs”), repurchase agreements and commercial paper.

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The Fund may hold up to 33% of its total assets in U.S. high quality short-term instruments, including securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, municipal securities of issuers in the United States and non-Puerto Rico mortgage-backed and asset-backed securities.

Investments in mortgage-backed securities may include those issued or guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), as well as mortgage-backed securities that are not guaranteed or issued by GNMA, FNMA, FHLMC or any other government agency (“Private Label mortgage-backed securities”), and in either case may include collateralized mortgage obligations (“CMOs”). Private Label mortgage-backed securities are issued in connection with a securitization and represent a beneficial interest in a privately sponsored trust or other entity, the assets of which are mortgage loans or GNMA, FNMA, FHLMC or other mortgage-backed securities, including CMOs.

The receivables supporting asset-backed securities presently are primarily automobile and credit card receivables, but may also consist of other types of obligations. Asset-backed securities and the underlying receivables are not generally insured or guaranteed by any government agency. However, in certain cases, such securities are collateralized by loans guaranteed by the U.S. Small Business Administration (“SBA”). The SBA is an independent agency of the United States.

The Fund will not invest in mortgage-backed securities that represent residual interests except as may otherwise be approved by the Board of Directors (the “Board”).

Although the Fund may invest in securities with maturities of up to 397 days, under normal conditions, the average duration of the securities in which the Fund invests is expected to the 30 days or less and is currently not expected to exceed a dollar-weighted average maturity of 90 days. “Dollar-weighted average maturity” is calculated by taking the average length of time to maturity (fixed-rate) or the next interest rate reset (floating-rate) for each underlying instrument held by the Fund, weighted according to the relative holdings per instrument.

The Fund expects that a substantial amount, and from time to time, a majority, of its total assets will be invested in TSOs.

A “Puerto Rico security” is any issuer or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico.

The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. In particular, the Fund will not be subject to the requirements of Rule 2a-7 under the 1940 Act, which, among other things, contains strict issuer diversification, maturity and credit quality requirements. The Fund, for example, may invest to a greater degree than a money market fund in Second Tier Securities and the Fund is less diversified than such a fund. You may have a greater risk of losing money than if you invested in a money market fund.

Other Investments

In addition to the principal investment strategies discussed above, the Fund may also invest or engage in other investments/strategies as described in this section.

The Investment Adviser may use a number of professional money management techniques to respond to changing conditions in the economy and high quality short-term instruments and to shifts in fiscal and monetary policies. These techniques include varying the Fund’s composition and weighted average maturity based upon its assessment of the relative values of various high quality short-term instruments and future interest rate patterns. The Investment Adviser also may buy or sell high quality short-term instruments to take advantage of yield differences.

Defensive Positions for the Fund. During adverse market conditions or when the Investment Adviser believes there is an insufficient supply of Puerto Rico securities, the Fund may temporarily invest in other types of non-Puerto Rico securities. These investments may not be consistent with achieving the Fund’s investment objective during the relatively short periods that they are held.

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Portfolio Transactions. The Investment Adviser is responsible for the execution of the Fund’s portfolio transactions. In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution, and operational facilities of the firm involved. While the Investment Adviser generally seeks the best price in placing orders, the Fund may not necessarily be paying the lowest price available. Securities in which the Fund invests generally are traded on a “net” basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions of such securities generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. The Investment Adviser may allocate among advisory clients, including the Fund and other investment companies for which it acts as investment adviser, the opportunity to purchase or sell a security or investment that may be both desirable and suitable for them. There can be no assurance of equality of treatment among the advisory clients according to any particular or predetermined standards or criteria.

Borrowing. The Fund may borrow up to 5% of its total assets (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes, such as meeting redemption requests which might otherwise require untimely dispositions of portfolio securities. Interest paid on such borrowings will reduce the Fund’s net income.]

Principal Risks

The following is a summary discussion of the principal risks of investing in the Fund. Risk is inherent in all investing. There can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. You may lose money by investing in the Fund.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

[If the Investment Adviser, in its sole discretion, determines that, due to its lack of appropriate investment opportunities or for other reasons, the Fund is no longer a manageable investment and/or may have insufficient assets available for the conduct of its business, the Fund may distribute cash to its shareholders to liquidate their investment or may transfer shareholders’ accounts to another available investment option designated and agreed to by them in their UBS Financial Services Inc. RMA® Master Account Agreement or other relevant document.]

Coronavirus and Public Health Emergencies. As of the date of this prospectus, there is an outbreak of a novel and highly contagious form of coronavirus COVID-19, which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism and entertainment, among other industries.

As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. While numerous vaccines and potential vaccines have been or are in the midst of being developed and approved for use in various countries, including the United States, the ultimate effectiveness of such vaccines is unknown.

The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the

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extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

Puerto Rico Concentration Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund will generally be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, the TSOs in which the Fund invests are issued by investment companies that, in turn, are designed to invest primarily in Puerto Rico securities. Securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, none of the bonds issued by the Puerto Rico government and its instrumentalities without credit enhancements carry an investment-grade credit rating. The Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Because the Fund may invest a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities. Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income. For a further description of developments in Puerto Rico, see Appendix A.

Consequently, the Fund’s performance may be more severely affected by economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than a fund that is not concentrated in Puerto Rico issuers.

The Fund’s ability to achieve its investment objective and to provide the tax benefits for which it was designed depends in part on the availability of Puerto Rico obligations. If those obligations are unavailable or are only available at a price unreasonably above their market value or at interest rates inconsistent with the Fund’s investment objective, it may harm the Fund’s performance or affect its continued use as an available sweep option. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers.

Except for temporary defensive purposes upon the proven scarcity of Puerto Rico obligations (i.e. the unavailability of Puerto Rico obligations or their availability at a price unreasonably above their fair market value or at unattractive interest rates as determined by the Investment Adviser), the Fund is required to invest at least 67% of its total assets in Puerto Rico obligations.

Credit Risk – Credit risk is the risk that fixed income securities in the Fund’s portfolio will decline in price or that the issuer will fail to make principal or interest payments when due because the issuer of the security experiences a decline in its financial condition. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. To the extent that the Fund will typically invest a majority of its assets in securities issued by other investment companies with the same investment adviser or co-investment adviser, and investing in similar types of assets, this risk may be magnified.

Interest Rate Risk – Interest rate risk is the risk that when interest rates rise, the value of the Fund’s investment will fall as a result. That is because the value of short-term instruments are generally expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term

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interest rates. This means that the Fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the Fund’s income will tend to fall more slowly.

Extension Risk – Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.

Prepayment Risk – Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities.

Municipal Securities Risk. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or, in the case of industrial development bonds and similar securities (including certain bonds offered by the Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority), on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected.

Repurchase Agreements Risk. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from those market fluctuations following the failure of such counterparty to perform.

Reverse Repurchase Agreements Risk. The Fund may also engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements are generally treated as collateralized loans for Puerto Rico income tax purposes and thus, the tax-exempt interest of the securities purportedly sold to the purchaser, constitutes tax-exempt income of the Fund. However, reverse repurchase agreements that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities could be treated as sales of the securities by the Puerto Rico Treasury Department (“PRTD”). In such event, the tax-exempt interest of the securities will not constitute tax-exempt income of the Fund, and the portion of the Exempt Income Dividends distributed by the Fund from such interest could be treated either as Taxable Income Dividends or Capital Gain Dividends.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and home owner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed

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securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Asset-Backed Securities Risk. Asset-backed securities present risks similar to those of mortgage-backed securities. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore, have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and depending on the structure, the credit risk of the sponsor of such obligations.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets will be invested in obligations of a limited number of issuers, particularly Puerto Rico investment companies. In addition, most or all of the Puerto Rico investment companies may be affiliated with the Fund and the Investment Adviser and their obligations may be secured by the same or similar assets. Consequently, the Fund’s net asset value and its yield may fluctuate to a greater extent than that of a more diversified investment company as a result of changes in the market’s view of the financial condition and prospects of such issuers. The Fund also will be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund. However, that risk is mitigated to a certain extent by the degree to which these securities are obligations issued or guaranteed by the U.S. government.

Conflicts of Interest Risk. Conflicts of Interest Risk is the risk that the Investment Adviser and its affiliates, as well other investment companies advised or co-advised by the Investment Adviser that issue TSOs purchased by the Fund, may have interests that compete with those of the Fund. Among other things, the Investment Adviser or its affiliates may engage in transactions directly with the Fund to the extent permitted by the 1940 Act. The Investment Adviser and its affiliates will also act in numerous other capacities in connection with the Fund and the Puerto Rico investment companies in which the Fund invests. These relationships also make the Fund very dependent upon the Investment Adviser and its affiliates. To the extent that the Fund invests in TSOs issued by investment companies affiliated with the Investment Adviser, such investments present certain conflict of interest, such as competing objectives with respect to the level of interest rates on the TSOs, and other related issues.

Additional Risks

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

U.S. Government Securities Risk. [There are different types of U.S. government securities with different levels of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). Securities backed by the full faith and credit of the U.S. have the lowest credit risk. Still other types of U.S. government securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the United States in some other way. Certain U.S. government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A U.S. government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are riskier than those that are.]

Counterparty Risks. The Fund may engage in [certain types] of transactions directly with counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the

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interposition of a clearing organization as the guarantor of all transactions. Additionally, the financial integrity of the above transactions is generally unsupported by other regulatory or self-regulatory protections such as margin requirements, capital requirements, or financial compliance programs. Therefore, there are much greater risks of defaults with respect to the above transactions than with respect to exchange traded futures or securities transactions.

Segregated Accounts. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to a fund’s obligation or commitment under such transactions.

Variable and Floating Rate Instrument Risk. The Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. The absence of an active market for these instruments could make it difficult for the Fund to dispose of them if the issuer defaults.

Temporary and Defensive Investments. During adverse market conditions or when the Investment Adviser believes there is an insufficient supply of Puerto Rico securities, the Fund may temporarily invest in non-Puerto Rico securities. These investments may not be consistent with achieving the Fund’s investment objective during the relatively short periods that they are held.

Borrowings. The Fund is permitted to borrow up to 5% of the Fund’s total assets from banks, including affiliates of the Fund (to the extent permitted by the 1940 Act), or other financial institutions for temporary or emergency purposes, including to meet redemptions of the Shares. If borrowings are made on a secured basis, the custodian will segregate the pledged assets of the Fund for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender. Such pledged assets may therefore not be sold by the Fund, even if it would otherwise be advisable to do so. Interest paid on such borrowings will reduce the Fund’s net income.

Illiquid Investments Risk. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Holdings of illiquid securities may also harm the Fund’s continued use as a “sweep” option for management of daily securities account cash balances since it needs to be able to make daily redemptions.

In addition, as described above under “Conflicts of Interest Risk”, for most of those securities the Fund may have to depend on its affiliates for liquidity; there may be no or few independent sources of liquidity. That is particularly true of the investment company obligations that will likely become the primary investments of the Fund. That and other factors may cause securities to become illiquid, which could hinder the Fund’s ability to redeem your investment or continue as an available sweep option.

The Fund may invest up to 15% of its total assets in illiquid securities, including reverse repurchase agreements with maturities in excess of seven days. Since the Fund is intended primarily for use in certain sweep accounts, the possible lack of liquidity also might raise particular difficulties. As a result, among other things, investors might be delayed in receiving funds needed for securities purchases or other matters, which could have other adverse consequences. For investors that are participants in the RMA® or BSA® programs, if the Investment Adviser or its affiliates, in their sole discretion, determine that due to a lack of liquidity the Fund can no longer continue as an available sweep option, the Fund may transfer your investment to another available investment option designated and agreed to by shareholders in their RMA® or BSA® Master Account Agreement or any other relevant document. By investing in the Fund you are deemed to consent to such action.

Credit Ratings. The credit ratings issued by credit rating agencies may not reflect fully the true risks of an investment. For example, credit ratings typically evaluate the likelihood of principal and interest payments, not market value risk, of securities. Also, credit rating agencies may fail to change in a timely manner a credit rating to reflect changes in economic or company conditions that affect a security’s market value. Although the Investment Adviser considers ratings of recognized rating agencies, the Investment Adviser relies primarily on its own credit analysis, which will include a study of existing debt, capital structure, ability to service debt, the issuer’s sensitivity to economic conditions, its operating history and the current trend of

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earnings. The Investment Adviser continually monitors the investments of the Fund and carefully evaluates whether to dispose of or retain securities whose credit ratings have changed.

Credit and Liquidity Enhancements. The Fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the Fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the Fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the Fund to use them when the Fund wishes to do so.

When-Issued Securities and Delayed Delivery Transactions Risk. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. At the time the Fund enters into a transaction on a when-issued or delayed delivery basis, it will segregate cash or liquid instruments with a value not less than the value of the when-issued or delayed delivery securities. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and the Fund may incur a loss.

Securities Lending Risk. [The Fund does not presently intend to, but may in the future, lend its securities pursuant to agreements that require that the loan be continuously secured by collateral equal to at least 100% of the market value of the loaned securities.] Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral, among other things, should the borrower of the securities fail financially or become insolvent.

Securities of Unseasoned Issuers. Certain issuers may lack a significant operating history and be dependent on one or a few products or services without an established market share. Securities of such issuers also may have limited marketability and, therefore, may be subject to wide fluctuations in market value.

Changes in Applicable Law. On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174), which contains an amendment to the 1940 Act, to repeal the exemption from its coverage of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession. The bill amends the 1940 Act by eliminating the exemption provided to U.S. possessions under its Section 6(a)(1). The repeal of the exemption will take effect on or about May 24, 2021 and it is for this reason that the Fund has registered under the 1940 Act.

Recognizing the aforementioned amendment to the 1940 Act, on September 4, 2019 the Puerto Rico Treasury Department (“PRTD”) issued Administrative Determination No. 19-04 (“AD No. 19-04”). Said pronouncement provides that to the extent an investment company that also has its principal office in Puerto Rico is registered with the SEC under the 1940 Act, such investment company and its investors will enjoy the benefits included in the Puerto Rico Internal Revenue Code of 2011, as amended (“Puerto Rico Code”), as if such investment company were registered under the Puerto Rico Investment Companies Act of 2013 or the Puerto Rico Investment Companies Act of 1954, as amended.

On August 14, 2020, the Governor of Puerto Rico signed into law Act No. 107-2020 and known as the “Puerto Rico Municipal Code of Puerto Rico” (the “PRMC”). In general, the PRMC codifies into one piece of legislation different laws related to the administration and powers of the municipalities, including the imposition of municipal taxes such as municipal license taxes and property taxes. In terms of municipal taxation, the PRMC repealed the Municipal Property Tax Act of 1991, as amended, and the Municipal License Tax Act of 1974, as amended, and such taxes are now imposed under the PRMC. The PRMC became effective immediately upon its enactment.

No Exchange Privileges. As of the date of this Prospectus, the shares of the Fund may not be exchanged for shares of any class of any other fund of the UBS Family of Funds, whether or not the shares of such other fund are offered in Puerto Rico.

Changes in United States tax law; no US federal tax ruling. Under regulations issued under Section 937(b) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), income that is otherwise treated as income from sources

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within Puerto Rico under the general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” Based on the current language of the regulations and the guidance offered therein, it is more likely than not that an investment in the Shares would not be expected be considered a conduit arrangement, and in accordance with this interpretation, the source of dividends on the Shares more likely than not would be expected to be treated as income from sources within Puerto Rico. The Fund does not plan to request a ruling from the U.S. Internal Revenue Service (“IRS”) with respect to the U.S. federal income tax treatment to be accorded to an investment in the Shares, and no assurance can be given that the IRS or the courts will agree with the tax treatment described herein. You should read carefully the section entitled “Dividends and Taxes” herein for a more detailed description of the tax implications an investment the Shares entails. You should also consult your tax advisor about your tax situation.

U.S. Federal tax law; FATCA rules. Sections 1471 through 1474 of the U.S. Code (commonly known as “FATCA”) interpreted by the corresponding regulations, impose a 30% withholding tax at the source upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (each, a “NFFE”), unless certain certification and reporting requirements are satisfied by such NFFE, including providing information with respect to its respective investors. The regulations issued by the U.S. Treasury and the IRS, provide that the Fund is to be treated as a NFFE. Accordingly, the Fund will be required to provide the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors would have been required to disclose such information to the IRS. However, the Fund elected to be treated as a direct reporting NFFE and, as such, it is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31st of each year.

If the Fund were to be unable to provide such investor information to its payors or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code, the Fund’s U.S. source income may be reduced, inasmuch as it would be subject to such 30% withholding tax at the source. This reduction may negatively affect the amount of dividends that may be distributed by the Fund or the Fund’s net asset value.

U.S. Federal tax law; 30% withholding on dividends from sources within the U.S. Dividends from sources within the United States received by the Fund may qualify for a 10% U.S. federal income tax rate if it meets certain requirements of the U.S. Code. If the Fund claims the application of the 10% rate and does not meet these requirements, then the dividends would be subject a 30% U.S. federal income tax.

[Loss of Tax Benefits Risk. Shareholders of the Fund who cease to be Puerto Rico Investors may lose certain tax benefits that had previously been available to them and Fund distributions will likely be taxable for such Shareholders.]

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser or, in the case of affiliated investment companies, may have a conflict of interests as to such valuation. It may therefore be particularly difficult to value those securities.

If an investor in the Fund were to receive a distribution from, or transfer out of, the Fund at a time when the Fund was overvalued, the investor would be overpaid (based on market price) and the value of the investments of remaining investors would be diluted. Conversely, if an investor were to receive a distribution from, or transfer out of, the Fund at a time when the Fund was undervalued, the investor would be underpaid (based on market price) and the value of the investments of remaining investors would be increased.

Political and Other Risk. Political, legal or regulatory developments in Puerto Rico and in the United States or changes in the applicability of existing laws to the Fund could adversely affect the tax-exempt status of interest paid on securities or the tax-exempt status of that portion of the Fund’s dividends that are tax-exempt. These developments could also cause the value of the Fund’s investments and therefore, the Shares, to fall or jeopardize the continued viability of the Fund, resulting, in either case, in a possible loss to shareholders.

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Managing Your Fund Account

Purchase and Sale of Fund Shares

To purchase or sell Shares you should contact your financial intermediary. You may purchase or redeem shares of the Fund each day on which the New York Stock Exchange (the “NYSE”) is open for trading and the Federal Reserve Bank of New York (“Federal Reserve”) and banks in San Juan Puerto Rico are open for business (each, a “Business Day”).

Purchase orders for Shares are priced according to the net asset value next determined after the order is placed, calculated daily as of the close of trading on the NYSE (generally 4:00 p.m. Eastern time). Purchase orders placed after that time will be priced at the net asset value determined on the next Business Day. The Fund is deemed to have received a purchase or redemption order when the Distributor or selected dealer receives the order in “good form”, including payment, in accordance with the policies of the Distributor or dealer, as applicable. Payment is due no later than three Business Days after the day on which the order is priced. It is the responsibility of your financial intermediary to send your order to the Fund promptly. Payments will be held in your brokerage account until such time as they are invested in the Fund.

A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the applicable Fund’s “Fees and Expenses” table.

Automatic Deposit Account Sweep Program

Shares of the Fund also are available through the UBS Financial Services Inc. Resource Management Account® (RMA®) Program, the Business Services Account (BSA®) Program and advisory programs offered by [                ]. The RMA®, BSA® and advisory programs are more fully described in separate materials your UBS financial advisor can provide you.

Participants in the RMA® and BSA® programs may select the Fund as a sweep option, even though it is not a money market fund. You may have only one sweep option at any time, but you may change your sweep option by contacting your UBS financial advisor.

The Fund and the Distributor reserve the right to reject a purchase order or suspend the offering of Shares.

If you would like to place a limit on the amount of available cash that defaults to the sweep option, contact your UBS financial advisor.

Buying Shares Automatically

All free cash credit balances (that is, immediately available funds) of over $1.00 in your UBS Financial Services Inc. RMA® or BSA® brokerage account are automatically invested in your sweep option, including the Fund.

Buying Shares by Check or Electronic Funds Transfer Credit

RMA® and BSA® participants may purchase Shares by placing an order with their UBS financial advisor and providing a check from a U.S. bank. You should include your UBS Financial Services Inc. account number on the check.

Shares of the Fund may also be purchased through other selected dealers in Puerto Rico in accordance with their procedures or directly through the Fund’s transfer agent, UBS Trust Company of Puerto Rico (the “Transfer Agent”). To purchase directly from the Transfer Agent, you should call the Transfer Agent at [                    ] and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address listed in “Management —Administrator and Transfer Agent” in this Prospectus.

Payment for Shares is deemed received by the Fund, two Business Days after the deposit of a personal check or an Electronic Funds Transfer credit initiated by UBS Financial Services Inc. (including the Distributor) and one Business Day after deposit of a cashier’s or certified check. UBS Financial Services Inc. may benefit from the temporary use of the proceeds of personal checks and Electronic Funds Transfer credits if they are converted to federal funds in less than two business days.

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Buying Shares by Wire

You may purchase Shares by placing an order through your UBS financial advisor and instructing your bank to transfer federal funds by wire to:

[                    ]

The wire must include your name and RMA® or BSA® brokerage account number.

Minimum Investments

The Fund has no minimum for initial or additional investments for UBS brokerage accounts. For investments from other financial intermediaries or other UBS accounts, there is a $10,000 minimum for initial and additional investments in the Fund. The Fund reserves the right to liquidate accounts that have current values below the $10,000 minimum.

Redeeming Shares

You may redeem your Shares on any Business Day by contacting your UBS financial advisor or financial intermediary in person or by telephone or mail. You may also use the check writing service, if available, to redeem your Shares. Your Shares will be redeemed automatically to settle any outstanding securities purchases, charges or debits to your UBS brokerage account, unless you instruct your UBS financial advisor otherwise.

The price of your Shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your UBS financial advisor or financial intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time).

If you redeem all your Shares, you will receive within seven days cash credits to your RMA® or BSA® brokerage account for dividends earned on those Shares prior to the redemption date. Other investors in the Fund will have the cash proceeds of the sale mailed to them within seven days.

The Fund reserves the right to temporarily delay or suspend the redemption of your Fund shares when (i) banking in Puerto Rico or New York City is closed, (ii) the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or (iii) an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its net assets.

Shares redeemed through financial intermediaries may be subject to additional fees.

Redeeming Shares Automatically

Under the RMA® and BSA® programs, UBS Financial Services Incorporated of Puerto Rico redeems Shares automatically to satisfy outstanding debits and charges in your brokerage account.

•

Debits include amounts due UBS Financial Services Incorporated of Puerto Rico on the settlement date for securities purchases, margin loans, UBS Financial Services Incorporated of Puerto Rico checks, federal funds wires arranged by UBS Financial Services Incorporated of Puerto Rico and related fees.

•	Charges include RMA® and BSA® checks, MasterCard® purchases, cash advances, Bill Payment Service payments and Automated Clearing House transfers, including Electronic Funds Transfer Debits.

Shares are redeemed to cover debits on the day the debit is generated. Shares are redeemed automatically to cover RMA® and BSA® checks and MasterCard® cash advances on the day they are paid.

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Shares are redeemed automatically to cover MasterCard® purchases at the end of the MasterCard® monthly billing period. Shares are redeemed to pay for securities purchases on the settlement date.

Redeeming by Mail

If you send an order to redeem your Shares by mail to the Transfer Agent at [                    ], your request must include:

•	Your name and address;

•	The Fund’s name;

•	Your account number;

•	The dollar amount or number of Shares you want to sell; and

•

A guarantee of each registered owner’s signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund and its transfer agent will not accept signature guarantees that are not a part of these programs.

Sales by mail may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations, as applicable.

In-Kind Purchase and Redemption Information

The Fund may accept securities in which the Fund is authorized to invest as consideration for the purchase of Shares, provided that the value of the securities is at least equal to the net asset value of the Shares. The Fund may accept or reject any such securities in its discretion.

If conditions exist that make cash payments undesirable, the Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund’s net asset value. If payment is made in securities, a shareholder may incur expenses in converting these securities into cash.

Additional Information

If you want to redeem Shares that you purchased recently, the Fund may delay payment to assure that it has received good payment. If you purchased shares by check, this can take up to 15 days.

You will receive confirmation of your purchases and redemptions of Fund shares on periodic account statements. These periodic statements may be sent monthly except that, if your fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

Distribution Arrangements

[The Fund has adopted a distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.] UBS Financial Services Incorporated of Puerto Rico acts as distributor (“Distributor”) of Shares under a distribution contract with the Fund (the “Distribution Contract”) that requires the Distributor to use its best efforts, consistent with its other business, to sell Shares. The Distributor is located at [                    ]. Payments from the Fund to compensate the Distributor for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Distribution Contract and made in accordance with the Plan. Separately, the Fund has agreed to reimburse certain dealers’ expenses incurred in retaining an independent agent to provide customer recordkeeping and certain other services to the dealers.

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Under the Plan, the Fund pays the Distributor a fee for distribution and shareholder services, computed weekly and payable monthly. The Fund currently pays a monthly fee to the Distributor at the annual rate of 0.125% of its net assets.

Under the Plan, the Distributor primarily uses the service portion of the fee to pay for shareholder servicing performed by the Distributor (or other dealers). The Distributor offsets its expenses in servicing and maintaining shareholder accounts including expense for telephone and other communications services. The Distributor uses the distribution portion of the fee under the Plan as compensation to the sales personnel and to other dealers for selling the Shares and to offset the Fund’s marketing costs, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses and telephone and other communications expenses. The Distributor (and other dealers) compensate financial intermediaries when Shares are purchased by investors, as well as on an ongoing basis.

The Plan and distribution agreement specify that the Fund must pay service and distribution fees to the Distributor for its activities, not as reimbursement for specific expenses incurred. Therefore, even if the Distributor’s expenses exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Distributor’s expenses are less than such fees, it will retain the full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of the Plan will be the Distributor’s sole responsibility and not that of the Fund. The Plan will be submitted each year for approval by the Board, including a majority of the directors who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

Investment Advisory and Other Arrangements

Investment Advisory Arrangements

Subject to the supervision of the Board, investment advisory services are provided to the Fund by its Investment Adviser, UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto, pursuant to an investment advisory contract (the “Advisory Agreement”). As compensation for its investment advisory services, the Fund pays the Investment Adviser pursuant the Advisory Agreement an advisory fee at an annual rate of 0.50% based on the Fund’s average monthly net assets. The advisory fee is accrued daily and payable monthly on or before the last business day of the next succeeding calendar month.

As of [            ], 2021, the Investment Adviser serves as investment adviser or co-investment adviser to funds with combined portfolio assets of approximately $[        ] billion.

Pursuant to the Advisory Agreement, the Investment Adviser provides a complete and continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities and other investments. The Investment Adviser may retain the services of its affiliates in making these determinations.

[                    ], the Fund’s administrator (the “Administrator”) and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) whereby the Administrator will pay the Fund’s Other Expenses in order to ensure that the Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses) do not exceed [    ]% of average daily net assets per annum. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. The Expense Limitation Agreement is effective through [            ], 2022, and may be terminated upon 30 days’ notice by a majority of the non-interested trustees of the Fund, by a vote of a majority of the outstanding voting securities of the Fund or the Administrator.

Portfolio Managers

Leslie Highley, Jr. (the “Portfolio Manager”) is the portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund.

Mr. Highley has been a Managing Director of UBS Trust Company of Puerto Rico since 2006 and a Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds since inception in 1995. From 1985 to 1993, Mr. Highley was the President of Dean Witter Puerto Rico, Inc. and a senior officer responsible for Corporate and Public Finance. Prior thereto, he was

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Executive Vice President of the Government Development Bank for Puerto Rico where he managed Investment and Treasury Operations, and also supervised Private Lending and the issuance of all Puerto Rico Government debt from 1977 to 1985.

Legal Proceedings

The Fund is not a party to any legal proceeding as of the date hereof.

In 2011, a derivative action was filed on behalf of the Employee Retirement System of the Commonwealth of Puerto Rico (the “System”) against over 40 defendants, including UBS Financial Services Incorporated of Puerto Rico and the Administrator (the “UBS Defendants”), which were named in connection with their underwriting and consulting services. Plaintiffs alleged that defendants violated their fiduciary duties and contractual obligations in connection with the issuance and underwriting of approximately 3 billion dollars of bonds by the System in 2008 and sought damages of over 800 million dollars. In December 2016, the court granted the System’s request to join the action as a plaintiff, but ordered that plaintiffs must file an amended complaint. In March 2017, the court denied defendants’ motion to dismiss the amended complaint. In February 2019, plaintiffs dismissed without prejudice all defendants other than the UBS Defendants from the action. In April 2019, plaintiffs filed an amended complaint, which UBS Defendants answered. [In connection with their answer, the UBS Defendants informed the court that they intended to plead counterclaims against the System, subject to a lifting of the automatic stay arising out of the System’s petition to effect a plan to adjust its debt pursuant to the Puerto Rico Oversight, Management & Economic Stability Act (“PROMESA”). In May 2019, plaintiffs filed a motion for partial summary judgment, which is still pending. In February 2020, the UBS Defendants submitted their counterclaims against the System, pursuant to the PROMESA Court’s order allowing the counterclaims to be filed.

UBS Financial Services Incorporated of Puerto Rico and UBS Financial Services, Inc., as its parent company, have been named as respondent in several arbitration proceedings before the Financial Industry Regulatory Authority (“FINRA”), pertaining to claims brought by shareholders of several Puerto Rico closed-end funds. Several of these claims have resulted in significant financial awards in favor of the claimants. The impact of these adverse awards on the Fund or on the ability of its investment adviser to perform under their respective agreements with the Fund is not currently determinable.

Valuation

[The price of your Shares is based on the net asset value of the Fund. The Fund calculates net asset value daily, as of the close of the New York Stock Exchange (generally 4 p.m. New York time). For purposes of determining the net asset value of a Share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including borrowings and accrued interest thereon and other accrued expenses) is divided by the total number of Shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser, the Distributor and the Administrator, are accrued daily and paid monthly.

The price for buying or selling Shares will be based on the net asset value of the Fund that is next calculated after the Fund accepts your order. Your financial intermediary or other selected securities dealer is responsible for making sure that your order is promptly sent to the Fund when Shares are purchased in a manner other than through the automatic distribution reinvestment program described in the following paragraph.

All distributions on Shares are reinvested automatically in full and fractional Shares at the net asset value per Share next determined after the declaration of such distribution. A shareholder at any time, by written notification to the Distributor or a dealer, may request to have subsequent distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date.

The Fund’s assets will be valued by the Administrator on the basis of valuations provided by pricing services approved by Fund management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, is based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are fair valued by or under the direction

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of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions.

The Investment Adviser has established a Valuation Committee (the “Valuation Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Valuation Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. These policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs, by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, the Fund’s credit standing, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.]

Dividends and Taxes

Dividends

The Fund declares daily dividends and pays them monthly. The Fund may also distribute out of its tax-exempt income and taxable income, if any, any net capital gains.

Shares earn dividends on the day they are purchased but not on the day they are sold.

You will receive dividends in additional shares of the Fund unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Incorporated of Puerto Rico if you prefer to receive dividends in cash.

Taxes

THIS SECTION IS NOT TO BE CONSTRUED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THE APPLICATION AND EFFECT OF OTHER TAX LAWS AND ANY INVESTMENT IN TAXABLE SECURITIES BY THE FUND, AS WELL AS POSSIBLE CHANGES IN THE TAX LAWS AFTER THE DATE OF THIS PROSPECTUS.

The following discussion is a summary of the material Puerto Rico and United States (“U.S.”) federal tax considerations that may be relevant to prospective investors in the Fund. The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the Puerto Rico Code and the regulations promulgated or applicable thereunder (“Puerto Rico Code Regulations”) issued by the PRTD, AD 19-04 and the PRMC.

The U.S. federal tax discussion is based on the current provisions of the U.S. Code and the regulations promulgated thereunder (“Code Regulations”) and administrative pronouncements issued by the IRS.

This discussion assumes that (i) the investors will be (a) individuals who for the entire taxable year are bona fide residents of Puerto Rico for purposes of Sections 933 and 937 of the U.S. Code and residents of Puerto Rico for purposes of the Puerto Rico Code (“Puerto Rico Individuals”), (b) corporations and other entities subject to Puerto Rico income tax as corporations and organized under the laws of Puerto Rico, other than any such corporation or entity subject to a special tax regime under the Puerto Rico Code (“Puerto Rico Entities”) and (c) trusts (other than business trusts), the trustee of which is a Puerto Rico Entity or is a Puerto Rico Individual, and all of the beneficiaries of which are Puerto Rico Individuals (“PR Trusts,” and jointly with

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the Puerto Rico Entities and the Puerto Rico Individuals, the “Puerto Rico Investors”); (ii) the Puerto Rico Investors do not qualify for or otherwise do not choose the optional income tax rate available to certain individuals and corporations engaged in the trade or business of rendering services, (iii) the Puerto Rico Entities will not be subject at any time to any special tax regime under the U.S. Code including, without limitation, the provisions of the U.S. Code that apply to “controlled foreign corporations,” “passive foreign investment companies,” or “personal holding companies”; (iv) the Fund complies with the definition of investment company provided in Section 1010.01(a)(33) of the Puerto Rico Code or is an investment company described in AD No. 19-04 and (v) the Fund meets the 90% Distribution Requirement (as defined below).

The tax advantages of the Fund are available only for Puerto Rico Investors and, as a result, the Fund would not be a suitable investment for individuals who are not Puerto Rico Individuals, trusts that are not PR Trusts and corporations that are not Puerto Rico Entities. These persons are urged to consult their own tax advisors with respect to the tax implications of the investment under the laws of the jurisdiction where they or their beneficiaries reside or where they are organized.

Generally, an individual is a bona fide resident of Puerto Rico for purposes of Sections 933 and 937 of the U.S. Code if he or she (i) is physically present in Puerto Rico for at least 183 days during the taxable year, (ii) has his or her principal place of business in Puerto Rico, and (iii) has more significant contacts with Puerto Rico than with the United States or a foreign country. Prospective individual investors should consult their tax advisers as to whether they qualify as “bona fide residents of Puerto Rico” for purposes of Sections 933 and 937 of the U.S. Code.

This discussion does not purport to deal with all aspects of Puerto Rico and U.S. federal taxation that may be relevant to other types of investors, particular investors in light of their investment circumstances, or to certain types of investors subject to special treatment under the Puerto Rico Code or the U.S. Code (e.g., banks, insurance companies or tax-exempt organizations). Unless otherwise noted, the references in this discussion to the Puerto Rico regular income tax will include the alternative minimum tax imposed on Puerto Rico Entities by the Puerto Rico Code.

The existing provisions of the statutes, regulations, judicial decisions, and administrative pronouncements, on which this discussion is based, are subject to change (even with retroactive effect).

Puerto Rico Taxation

The Fund will be exempt from Puerto Rico income tax during each taxable year that it distributes at least 90% of its net taxable income (excluding tax exempt income and capital gains) as Taxable Dividends to its shareholders (“90% Distribution Requirement”). The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

The fixed income securities of the Fund will be exempt from Puerto Rico personal property tax under the PRMC.

Interest and dividends derived by the Fund are exempt from municipal license taxes imposed by the PRMC.

The Fund intends to invest primarily in fixed income securities, the interest from which is exempt from income tax under the Puerto Rico Code. The dividends distributed by the Fund out of such exempt interest income (“Exempt Dividends”), will not be subject to income tax under the Puerto Rico Code in the hands of the Puerto Rico Investors. Dividends distributed by the Fund are generally not subject to the municipal license tax imposed by the PRMC. However, dividends distributed by the Fund to Puerto Rico Entities engaged in a financial business may be subject to a municipal license tax of up to 1.5%.

No Puerto Rico estate and gift taxes is imposed on transfers of shares of the Fund by a Puerto Rico Individual that occur after December 31, 2017.

United States Taxation

For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund and the Investment Adviser, the Fund should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate

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income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

In addition, gains from the disposition of a “United States Real Property Interest,” as defined in Section 897 of the U.S. Code, and gains from the sale of the interests in a partnership that is engaged in a trade or business may be treated as effectively connected to a trade or business in the U.S. and subject to U.S. federal income tax and 30% branch profit tax. The Fund is also subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S, such as dividends and interest. However, interest that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

The imposition of a U.S. corporate income tax on the Fund or a U.S. withholding tax on interest payments to the Fund could materially adversely affect the Fund’s ability to make payments to its shareholders.

The “FATCA” rules of the U.S. Code also impose a 30% withholding tax upon most payments of U.S. source income (“Withholdable Payments”) made to certain “foreign financial institutions” or “nonfinancial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding rate is currently applicable. The Code Regulations provide an exception for certain obligations outstanding on July 1, 2014.

The Code Regulations treat the Fund as a NFFE. Thus, the Fund has to provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors in turn have to disclose such information to the IRS. However, the Fund elected to be treated as a direct reporting NFFE, and, as such, is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31st of each year.

If the Fund is unable to obtain the required information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, the Withholdable Payments made to the Fund may be subject to a 30% withholding tax. Even though, the record holders of Shares that acquired Shares based on any prior prospectus and hold such shares after June 30, 2014 did not, at that time, have the obligation to provide such information to the Fund, these Investors are now subject to these requirements and will not be entitled to redeem their Shares if the information is not provided. The Fund will request the information from the record holders of such shares and will seek the agreement of such record holders to timely provide the information to enable the Fund to comply with the U.S. Code. However, if the Fund is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, the Withholdable Payments will be subject to the 30% withholding tax.

To ensure that the Puerto Rico Investors that acquire Shares after the date hereof will have the obligation to timely provide the Fund the information required to comply with the U.S. Code, by making an investment in Shares, each such Puerto Rico Investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the Shares of any Puerto Rico Investor that fails to timely provide such information or certifications. In addition, any such Puerto Rico Investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to timely provide the information.

Taxation of Puerto Rico Individuals and Puerto Rico Entities. Dividends. Under Section 933 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.

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The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Puerto Rico Individuals for purposes of determining whether they are 10% Shareholders. As a result, a Puerto Rico Individual that owns less than 10% of the issued and outstanding voting Shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Shares or because of the suspension of the voting rights of other Puerto Rico Investors of the Fund. To determine whether a Puerto Rico Individual is a 10% Shareholder, the Puerto Rico Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Puerto Rico Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Puerto Rico Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to such Fund’s dividends not subject to U.S. federal income tax.

Puerto Rico Investors should also note that the Code Regulations under Section 937(b) of the U.S. Code addressing “conduit arrangements” may impact the source of income of dividends distributed by the Fund. In general, the Code Regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement, income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the Regulations and the guidance offered therein, it is more likely than not that the Fund is not expected be considered a “conduit arrangement” under the Code Regulations. The Fund does not plan to request a ruling from the IRS with respect to the non-applicability of such conduit rule to the Fund and no assurance can be given that the IRS or the courts will agree with the expected tax treatment described herein. You should consult your tax advisor as to this matter.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. It is more likely than not that dividends distributed by the Fund to Puerto Rico Entities are expected to constitute income from sources within Puerto Rico. Accordingly, it is more likely than not that Puerto Rico Entities not engaged in a U.S. trade or business will not be subject to U.S. taxation on dividends received from the Fund. Additionally, it is more likely than not, that dividends received or accrued by a Puerto Rico Entity that is engaged in a U.S. trade or business will be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Puerto Rico Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

PFIC Rules. The Fund will likely be treated as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. Under the PFIC rules, a Shareholder that is a U.S. person (i.e., a citizen or resident of the U.S., a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the U.S.) (such a Shareholder is referred to as a “U.S. Shareholder”), that disposes of its PFIC stock at a gain, is treated as receiving an “excess distribution” equal to such gain. In addition, if a U.S. Shareholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such Shareholder has received from the PFIC during the three preceding taxable years (or shorter period if the U.S. Shareholder has not held the stock for three years), the U.S. Shareholder is also treated as receiving an “excess distribution” equal to such excess. In general, an “excess distribution” is taxed as ordinary income, and to the extent it is attributed to earlier years in which the PFIC stock was held, is subject to the highest applicable income tax rate and to an interest charge which the U.S. Code refers to as the “deferred tax amount.”

Prop. Reg. Sec. 1.1291-1(f) of the Code Regulations states that a “deferred tax amount” will be determined under Section 1291 of the U.S. Code on amounts derived from sources within Puerto Rico by Puerto Rico Individuals only to the extent such amounts are allocated to a taxable year in the Shareholder’s holding period during which the Shareholder was not entitled to the benefits of Section 933 thereof. Thus, under the proposed Code Regulations, Puerto Rico Individuals will not be subject to

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the PFIC provisions in connection with dividends received from the Fund or a gain from the sale or exchange of Shares if (a) they are entitled to the benefits of Section 933 of the U.S. Code for each entire taxable year that they hold Shares and (b)(1) in the case of dividends, the dividends from the Fund qualify as Puerto Rico source income under the U.S. Code, and (2) in the case of a gain from the sale or exchange of Shares, the gain qualifies as Puerto Rico source income under U.S. Code. Puerto Rico corporations are not U.S. Shareholders for purposes of the PFIC provisions.

Puerto Rico Individuals have to file a Form 8621, Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund with the IRS, unless an exemption from the filing requirement is applicable. If an exemption is not applicable, the informative return must be filed on or before the due date of the federal income tax return, regardless of whether the Puerto Rico Individual has the obligation to file a U.S. federal income tax return. You are urged to consult with your tax advisor whether you have the obligation to file this informative return.

Estate and Gift Taxes. Under the provisions of the U.S. Code, the Shares will not be subject to U.S. estate and gift taxes if held by a Puerto Rico Individual who is a citizen of the U.S. who acquired his or her citizenship solely by reason of his or her Puerto Rico citizenship, birth or residence in Puerto Rico and was domiciled in Puerto Rico, in the case of estate taxes, at the time of death, and in the case of gift taxes, at the time the gift was made.

Potential investors are advised to consult their own tax advisers as to the consequences of an investment in the Fund under the tax laws of Puerto Rico and the U.S., including the consequences of the sale or redemption of Shares.

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Financial Highlights

[                    ]

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General Information

If you want more information about the Fund, the following documents are available free upon request:

Annual/Quarterly Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders, which may be viewed at www.ubs com/prfunds.

In an effort to reduce the Fund’s printing and mailing costs, the Fund plans to consolidate the mailing of its annual report by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their broker.

Additional Information

You may discuss your questions about the Fund by contacting your UBS Financial Advisor or other selected securities dealer. You may obtain free copies of annual and quarterly reports by contacting the Fund directly at 1-787-773-3888.

Privacy Policy

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,

•	Written and electronic correspondence,

•	Telephone contacts,

•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

•	Website visits,

•	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes

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beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Statement of Additional Information

For further information about the Fund, including how the Fund invests, please see the SAI.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

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APPENDIX A

DEVELOPMENTS IN PUERTO RICO

Since 2013, the Puerto Rico bond market has experienced considerable volatility. Many Puerto Rico municipal securities continue to trade at lower prices on concerns about the Puerto Rico economy in general, and more specifically, the ongoing Puerto Rico debt restructurings, the effects of passage of Hurricanes Irma and María on September 2017, and the implementation of the fiscal plans adopted by the Puerto Rico Government in an attempt reduce and eventually eliminate budgetary deficits.

In 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law. It provided for the creation of the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”), with broad powers designed to help the Commonwealth of Puerto Rico (the “Commonwealth”) balance its finances, restructure its debt, and ensure a return to the financial markets. As of May 1, 2017, the Oversight Board has filed five (5) petitions to commence cases under Title III of PROMESA in the U.S. District Court for the District of Puerto Rico (the “District Court”) with respect to all debt issued by the following: the Commonwealth; the Puerto Rico Sales Tax Financing Corporation (“COFINA”); the Employees Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS”); the Puerto Rico Highways and Transportation Authority; and the Puerto Rico Electric Power Authority (“PREPA”).

In the COFINA Title III case, COFINA, the Puerto Rico Fiscal Agency and Financial Advisory Authority (known by its Spanish initials “AAFAF”), the Oversight Board, and certain COFINA credit parties entered into a Plan Support Agreement on August 29, 2018, which provided for the apportionment of Puerto Rico’s sales and use tax between the Commonwealth and COFINA and the restructuring of COFINA’s debt and served as the basis for a plan of adjustment for the COFINA debt. COFINA’s Third Amended Plan of Adjustment (the “Plan”) was approved by the District Court on February 4, 2019 and went effective on February 12, 2019. Pursuant to the Plan, COFINA bondholders received newly issued COFINA bonds based on their creditor class. Under the Plan, the newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amount to $420 million for fiscal year 2019, and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041. COFINA bondholders received approximately 93% of their senior COFINA principal bond holdings and approximately 56.40% of their subordinated COFINA principal bond holdings (such percentages include cash payments received by all COFINA bondholders).

In the ERS Title III case, certain ERS bondholders had reached a consensual agreement with the Commonwealth, ERS, and the Oversight Board prior to May 21, 2017, which provided, among other things, that (i) all employer contributions received by ERS during the pendency of the PROMESA stay would be segregated in an account for the benefit of holders of the ERS bonds, and (ii) ERS would transfer to Bank of New York Mellon (“BNYM”), as ERS’ fiscal agent, the amounts required each month for the payment of interest on the ERS bonds. After the filing of ERS’ Title III petition on May 21, 2017, AAFAF, on behalf of ERS, delivered a non-funding notice as permitted under this agreement on June 5, 2017, stating that ERS would discontinue transferring the amounts necessary to pay interest due on the ERS bonds commencing on July 1, 2017 and going forward. Certain ERS bondholders filed a motion to lift the automatic stay with the District Court on May 31, 2017, to seek adequate protection of the ERS bondholders’ collateral. The Puerto Rico Legislature adopted a joint resolution on June 25, 2017, which, among other things, purported to terminate the obligations of all Puerto Rico central government instrumentalities, as well as all public corporations and municipalities, to transmit employer contributions to ERS. On June 28, 2017, the District Court ordered the ERS creditors, the Oversight Board, and the Commonwealth to attempt to reach another consensual agreement, in line with what was previously agreed.

On July 17, 2017, the District Court issued an order approving a joint stipulation (the “Joint Stipulation”) entered into among certain ERS bondholders, the Commonwealth, ERS, and the Oversight Board, which provided for (i) the payment of interest on the ERS bonds through the date on which the District Court would enter a ruling in an action seeking declaratory relief regarding the validity of ERS bondholders’ liens and security interests in certain collateral, as well as (ii) the deposit by the Commonwealth of approximately $18,500,000 in employer contributions from municipalities and public corporations into a segregated account of ERS for the benefit of ERS bondholders in each of July, August, September, and October of 2017 (the “Declaratory Relief Action”). [The Fund received the required interest payments on the ERS bonds through and including November 1, 2017.] On December 28, 2017, the District Court issued another order (the “December 2017 Order”), affirming that the Joint Stipulation required the continued payment of monthly interest on the ERS bonds in the aggregate amount of $13,876,582.48 beyond October 31, 2017. These interest payments continued until July 20, 2018, when the amounts held in the segregated account for such interest payments were exhausted The December 2017 Order also contemplated that the monthly interest payments required thereunder be applied to all series of the ERS bonds, including capital appreciation bonds that would otherwise not be entitled to current interest, with such payments expressly constituting “adequate protection payments” for all ERS bondholders, in accordance with the December 2017 Order, PROMESA, and the U.S. Bankruptcy Code. The District Court reserved for future consideration the final allowance and treatment of such “adequate protection payments” in determining the allowed amount of the claims under the ERS bonds in the ERS Title III case.

On August 17, 2019, the District Court dismissed an action seeking declaratory relief regarding the validity of ERS bondholders’ liens and security interests in certain collateral, ruling against the ERS bondholders and determining, among other things, that they did not possess a perfected security interest in the ERS bondholders’ collateral, and that any security interest held by the ERS bondholders in the ERS collateral was invalid and unenforceable. On January 30, 2019, the Circuit Court reversed the District Court’s order and remanded to the District Court for further proceedings. Subsequently, on June 28, 2019, the District Court resolved the issue of whether the security interest of the ERS bondholders attached to revenues received by ERS during the post-petition period, ruling that ERS bondholders were not entitled to continued payment in bankruptcy, inasmuch as the bonds’ revenues weren’t protected “special revenues” under Section 928 of the U.S. Bankruptcy Code. On January 30, 2020, the Circuit Court upheld the District Court’s ruling. It is worth noting that on January 13, 2020, the U.S. Supreme Court declined to review a ruling from the Circuit Court that provided

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that payments on special revenue bonds issued by the Puerto Rico Highway Transportation Authority were permitted, but not required. Fiscal recovery plans prepared by the Oversight Board after the issuance of such special revenue bonds, which were legally secured by a gross lien on revenues derived from certain highway tolls and excise taxes, diverted some of those revenues and prompted the legal challenges thereto.

In addition to defending the ERS bondholders’ collateral in the Declaratory Relief Action, certain ERS bondholders instituted a lawsuit on July 27, 2017, challenging the Puerto Rico Legislature’s June 25, 2017 joint resolution purporting to terminate employer contributions to ERS. That litigation remains pending.

As to the legality of the constitution of the Oversight Board and the validity of its actions, it is noted that on June 1, 2020, the U.S. Supreme Court reversed a prior Circuit Court decision that had concluded that the appointments clause of the U.S. Constitution required Senate confirmation of all principal officers of the U.S. government (including the Oversight Board members), thereby validating the process by which the Oversight Board was originally appointed. It is also noted that on May 26, 2020, bond insurer Ambac Financial Group, on behalf of its subsidiary Ambac Assurance Corp. filed another adversary complaint against the Oversight Board in the District Court, arguing that PROMESA is contrary to the uniformity clauses of the U.S. Constitution’s Bankruptcy Clause.

On July 24, 2019, the District Court issued an order which stayed a substantial portion of the adversary proceedings and contested matters with respect to the Puerto Rico government debtors currently in Title III of PROMESA. This stay had been extended on various occasions and was most recently ordered to remain in effect through August 13, 2020; subject to certain exceptions, parties to any stayed proceedings or contested matters have been ordered to participate in discussions and communications to address potentially overlapping key issues; identify the issues that must be litigated or otherwise resolved to achieve confirmation of a plan of adjustment for each of the debtors in the respective Title III proceedings; and develop efficient approaches to the resolution of each such issues.

On February 9, 2020, the Oversight Board announced that it reached an agreement with certain bondholders of the Commonwealth on a substantially enhanced framework for a Plan of Adjustment to resolve $35 billion of debt and non-debt claims. The new agreement reduces the Commonwealth’s debt service (including principal and interest from COFINA’s newly restructured bonds) by 56%, to $39.7 billion from $90.4 billion. Relative to the previous Commonwealth Plan Support Agreement (the “Commonwealth PSA”) that the Oversight Board reached with a smaller group of bondholders in 2019, this agreement reduces total debt service by an additional $5 billion. Under the new Commonwealth PSA, the Commonwealth would, among others, (i) completely resolve its legacy debt in 20 years, a decade sooner than under the previous agreement (ii) reducing $35 billion of the Commonwealth’s debt and other liabilities by 70% (to less than $11 billion); and (iii) provide for a 29% average reduction for GO bondholders and a 23% average reduction for holders of Puerto Rico Public Buildings Authority bonds. Such creditors would receive $10.7 billion in new debt (half in newly issued GO bonds and half in newly issued COFINA junior lien bonds) as well as $3.8 billion in cash. Additionally, the Oversight Board agreed to settle its challenge of $6 billion of certain bonds that the Oversight Board contends exceeded the Commonwealth’s constitutional debt limit. Governor Vázquez has indicated she opposes such restructuring plan, and on February 19, 2020, AAFAF filed an objection to the scheduling of a disclosure statement hearing for such plan and the establishment of pre-solicitation procedures. The Oversight Board filed an amended Commonwealth PSA on February 28, 2020.

In view of the COVID-19 pandemic (“Coronavirus disease”) further discussed below, the Oversight Board has paused discussion and prosecution of the corresponding Plan of Adjustment and the Disclosure Statement which was filed with the District Court on February 28, 2020. In its 2020 Fiscal Plan for the Commonwealth of Puerto Rico, the Oversight Board concludes that the Commonwealth cannot afford to meet its current contractual debt obligations, even with aggressive implementation of the reforms and measures included in such Fiscal Plan. The Oversight Board is of the opinion that the development of the February 2020 Plan of Adjustment proposed a sustainable debt burden for the Commonwealth, but with the onset of the COVID-19 pandemic, there is the possibility of both near-term and long-term material, adverse impacts from the virus upon the Commonwealth and its economy. For further information with respect to the Commonwealth and the restructuring of its debt, please refer to the AAFAF’s website at http://www.aafaf.pr.gov/ and the Oversight Board’s website at https://oversightboard.pr.gov/.

Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income and its ability to declare and pay dividends in the future.

The passage of Hurricane María over Puerto Rico on September 20, 2017 is considered the most destructive storm to hit Puerto Rico in almost 90 years. It knocked out all electric power, destroyed more than 100,000 homes, and ruptured bridges and other public infrastructure. Puerto Rico faced substantial economic and revenue disruption, and diminished output and revenue has negatively impacted the Puerto Rico government’s ability to repay its debt. On February 9, 2018, President Donald J. Trump signed into law the Bipartisan Budget Act of 2018, which includes a disaster relief package of up to $16 billion for Puerto Rico and the U.S. Virgin Islands, to be used for the Medicaid program and projects under the Community Development Block Grant. Delays in the implementation of procedures for the disbursement of such funds in Puerto Rico have been widely reported.

Most recently, the COVID-19 pandemic has caused massive disruptions across the world. Equity markets have traded significantly lower and with high volatility. Many countries have declared states of emergency. Borders have been closed, travel severely curtailed, and mandatory quarantines for large segments of the population are in effect. The U.S. Government has enacted various emergency fiscal packages to provide billions of dollars in resources for testing and development of treatments as well as provide economic assistance to affected individuals and industries, among others. Central banks of several countries (including the U.S.) have responded by lowering interest rates and providing liquidity to financial markets. The U.S. Federal Reserve lowered interest

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rates to a range of 0.00% to 0.25% and announced a $700 million purchase program for U.S. Treasury Notes and Mortgage Backed-Securities. On March 15, 2020, Puerto Rico Governor Wanda Vázquez ordered a shelter-at-home curfew. It remains too early to determine the long-term economic effects of the COVID-19 pandemic on the U.S. or Puerto Rico economies.

Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”) have downgraded the general obligation bonds (“GOs”) of the Commonwealth of Puerto Rico as well as the obligations of certain Commonwealth agencies and public corporations, including ERS, on numerous occasions. Most recently, Fitch downgraded the GOs to “D” (default) and its ratings for the Commonwealth as a bond issuer, to “RD” on July 6, 2016, and for ERS to “D” on July 20, 2017, respectively. S&P had previously downgraded ERS, to “C” on September 10, 2015, and subsequently the GOs, to “D” (default) on July 7, 2016, and the debt ratings for the Government Development Bank for Puerto Rico, to “D” (default) on September 8, 2016. Finally, Moody’s downgraded ERS, to “C” on April 5, 2017, and the GOs, to “Ca” on October 11, 2017. No ratings have been issued on the new bonds issued upon COFINA’s Title III restructuring. See Appendix B for further information regarding these ratings.

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The information in this Statement of Additional Information is not complete and may be changed. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated [            ], 2021

STATEMENT OF ADDITIONAL INFORMATION

PUERTO RICO SHORT TERM INVESTMENT FUND, INC.

250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico 00918 • (787) 773-3888

(Ticker Symbol: [            ])

This Statement of Additional Information (“SAI”) of Puerto Rico Short Term Investment Fund, Inc. (the “Fund”) is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated [            ], 2021, as it may be amended or supplemented from time to time (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by writing or calling the Fund at the address or telephone number printed above, or on the Fund’s website at [                ]. The Prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Fund’s Prospectus. The Fund is designed solely for Puerto Rico Residents (as defined in this SAI). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies (such as “RIC” tax treatment) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This SAI does not include all information that a prospective investor should consider before investing in the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. In addition, the Fund’s audited financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report for the fiscal year ended June 30, 2020, and the unaudited financial statements as of and for the period ended February 28, 2021, are included herein. Such reports were completed before the Fund was registered under the 1940 Act and, accordingly, may have been subject to different preparation and disclosure requirements than what is required under the 1940 Act. You may also obtain a copy of the prospectus on the SEC’s website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the 1940 Act or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

UBS Asset Managers of Puerto Rico — Investment Adviser

UBS Financial Services Incorporated of Puerto Rico — Distributor

The date of this Statement of Additional Information is [            ], 2021.

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History of the Fund

The Fund is registered as an open-end management investment company under the 1940 Act. The Fund was incorporated under the laws of the Commonwealth of Puerto Rico on July 26, 2002 and started operations on December 8, 2006. Prior to [            ], 2021, the Fund was registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended and operated as such under the laws of Puerto Rico. In 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act was signed into law in the United States and effectively requires investment companies organized under the laws of Puerto Rico to register as investment companies under the 1940 Act. As a result, the Fund has been registered under the 1940 Act since [            ].

As of the date of this SAI, the Fund is authorized to issue 1,000,000,000 shares of beneficial interest (the “Shares”) with a par value of $0.001 per share, which may be divided into different series and classes. The Fund currently has only one class of shares outstanding.

Investment Objectives, Policies and Restrictions

Please see the Prospectus for more information about the Fund’s investment objective and policies. Additional information regarding the Fund’s investment objective and policies is included below.

The investment objective of the Fund may be changed by the Board of Directors (the “Board”) without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective. Except for those investment policies specifically identified as fundamental, any other investment policies or practices described in the Prospectus and this SAI are non-fundamental and may be changed by the Board without the approval of shareholders.

The Fund is classified as non-diversified under the 1940 Act.

The Fund has adopted restrictions and policies relating to the investment of its assets and activities. Certain of the investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Board without shareholder approval.

Investment Policies and Restrictions

The Fund is subject to the following investment restrictions, all of which are fundamental policies. The Fund may not:

(a)        the Fund may not issue preferred shares or debt securities, or borrow money from banks or other entities, provided that the Fund may borrow up to an additional 5% of the Fund’s total assets (including the amount borrowed) from banks or other financial institutions for temporary or emergency purposes, including to finance redemptions; or

(b)        issue senior securities to the extent such issuance would violate the 1940 Act.

Notations Regarding the Funds’ Fundamental Investment Restrictions

The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to borrowing money set forth in (a) above, although the Fund has restricted borrowing to 5% of the Fund’s total assets for purposes of redeeming Shares, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary or emergency purposes, including to finance redemptions. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the

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aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with Commission staff guidance and interpretations prior to the compliance date of new Rule 18f-4 under the 1940 Act (“Rule 18f-4”), when a fund engages in such transactions, instead of maintaining asset coverage of at least 300%, the fund may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). On and after the compliance date of Rule 18f-4, borrowing through reverse repurchase agreements and dollar rolls will also be subject to the 300% asset coverage requirement.

The policy in (a) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings (e.g., collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions) are not subject to the policy.

In addition, the Fund may not change the following investment restrictions without the approval of a majority of the Board and prior written notice to shareholders of the Fund:

(i)        purchase the securities of any one issuer if after such purchase it would own more than 25% of the voting securities of such issuer, provided that securities issued or guaranteed by the Commonwealth of Puerto Rico, United States government, or any of their respective agencies or instrumentalities (including GNMA, FNMA and FHLMC mortgage-backed securities) are not subject to this limitation;

(ii)       make investments for the purpose of exercising control or management;

(iii)      make an investment in any one industry if, at the time of purchase, the investment would cause the aggregate value of the Fund’s investments in such industry to equal 25% or more of the Fund’s total assets, provided that this limitation shall not apply to (i) investments in high quality, short-term securities issued by Puerto Rico investment companies, (ii) investments in securities issued or guaranteed by the United States government, its agencies or instrumentalities, (iii) Puerto Rico and other municipal obligations, other than those backed only by the assets or revenues of a non-governmental entity, and (iv) bank instruments of Puerto Rico and U.S. branches of Puerto Rico and U.S. banks. For purposes of this restriction, the intended or designated use of real estate shall determine its industry, domestic and foreign banking will be considered separate industries, and mortgage-backed and asset-backed securities not issued or guaranteed by an agency or instrumentality of the United States government will be grouped in industries based on their underlying assets and not treated as a single, separate industry;

(iv)      purchase securities on margin, except for short term credits necessary for clearance of portfolio transactions;

(v)       engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under U.S. securities laws and except that the Fund may write options;

(vi)      make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.” A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

(vii)     purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein (including mortgage-backed securities), and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement, provided, however, that such securities and any such real estate securing a security acquired by the Fund shall not be a “U.S. real property interest” within the meaning of Section 897 of the U.S. Code;

(viii)    purchase or sell commodities or commodity contracts;

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(ix)      make loans, except through reverse repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt or similar instruments or interests therein, including investment in government obligations, shall not be deemed to be the making of a loan; or

(x)       lend portfolio securities, except to the extent that such loans, if and when made, do not exceed 33 1/3% of the total assets of the Fund taken at market value.

Description of Certain Investments, Investment Techniques

and Investment Risks

Set forth below are descriptions of some of the types of investments and investment techniques that the Fund may utilize, as well as certain risks and other considerations associated with such investments and investment techniques. The information below supplements the information contained in the Fund’s Prospectus under “More Information About the Fund—Principal Investment Strategies of the Fund”, “More Information About the Fund—Other Investments”, “More Information About the Fund—Principal Risks” and “More Information About the Fund—Additional Risks”.

Types of Municipal Obligations and Associated Risks

The Fund may invest in a variety of municipal securities, as described below:

Municipal Bonds

Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer’s counsel. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term “municipal bonds” also includes “moral obligation” issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied “moral obligation” of a related government share is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal obligations.

The Fund may invest in industrial development bonds (“IDBs”) and private activity bonds (“PABs”), which are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest more than 25% of its assets in a single IDB or PAB.

The Fund may not presently concentrate its investments, e.g., invest a relatively high percentage of its assets in municipal obligations (e.g. revenue bonds) issued by entities which may pay their debt service obligations from the revenues derived from similar projects such as hospitals, multifamily housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems or industrial companies. This limitation may in the future be changed by a majority of the Fund’s outstanding voting securities. Any future determination to allow concentration of the Fund’s investments may make the Fund more susceptible to similar economic, political, or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation of the net asset value of shares of the Fund also increases. Also it is anticipated that a significant percentage of the municipal obligations in the Fund’s portfolio may be issued by entities or secured by facilities with a relatively short operating history.

Municipal Lease Obligations

Municipal lease obligations are municipal obligations that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the

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municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee’s use or occupancy of such property. This “abatement risk” may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

The liquidity of municipal lease obligations varies. Certain municipal lease obligations also contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Fund does not intend to invest a significant portion of its assets in such uninsured “non-appropriation” municipal lease obligations. There is no limitation on the Fund’s ability to invest in other municipal lease obligations.

Zero Coupon Obligations

Zero coupon municipal obligations include “pure zero” obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and “zero/fixed” obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero coupon obligations also include derivative instruments representing the principal-only components of municipal obligations from which the interest components have been stripped and sold separately by the holders of the underlying municipal obligations. Zero coupon obligations usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than obligations of comparable maturities that make current distributions of interest.

Floating and Variable Rate Obligations

Floating and variable rate municipal notes and bonds frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. The issuer’s obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently will be no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation.

Participation Interests

Participation interests in municipal bonds, including IDBs, PABs, and floating and variable rate securities give the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank’s irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund’s participation interest plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying bond, or to maintain compliance with the investment objective and policies of the Fund. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The Investment Adviser will monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Put Bonds

Put bonds are municipal bonds which give the holder an unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. If the put is a “one time only” put, the Fund ordinarily will sell the bond or put the bond, depending on the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the respective Investment Adviser’s opinion,

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it is in the best interests of the Fund to do so. The obligation to purchase the bond on the exercise date of the put may be supported by a letter of credit or other credit support agreement from a bank, insurance company or other financial institution, the credit standing of which affects the credit standing of the obligation. There is no assurance that an issuer or remarketing agent for a put bond will be able to repurchase the bond on the put exercise date if the Fund chooses to exercise its right to put the bond back to the issuer or remarketing agent.

Tender Option Bonds

Tender option bonds are long-term municipal securities sold by a bank subject to a “tender option” that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the “tender option”). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in order to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, the Fund’s ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

Detachable Call Options and Embedded Caps

Detachable call options are sold by issuers of municipal obligations separately from the municipal obligations to which the call options relate and permit the purchasers of the call options to acquire the municipal obligations at the call price(s) and call date(s). In the event that interest rates drop, the purchaser could exercise the call option to acquire municipal obligations that yield above-market rates. The Fund expects to acquire detachable call options relating to municipal obligations that the Fund owns or will acquire in the immediate future and thereby, in effect, make such municipal obligations non-callable so long as the Fund continues to hold the detachable call option. Municipal obligations with embedded caps provide for additional tax-free payments for a stated period (generally a period that is shorter than the bond’s maturity) above the fixed-rated interest payable on the municipal obligations to the extent that the average level of a particular index exceeds a specified base level.

Mortgage-Backed Securities and Associated Risks

General

Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market in general has vastly expanded and a variety of structures have been developed to meet investor needs.

New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund expects to invest in those new types of mortgage-backed securities that the Investment Adviser believes may assist the Fund in achieving its investment objective. Not all of the types of securities described below are available in Puerto Rico.

Government National Mortgage Association (“GNMA”) Securities

GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. To qualify such securities for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

GNMA mortgage-backed securities include securities which are backed by mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration, and which consist of mortgage-backed certificates with respect to pools of such mortgages guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association. That guarantee is backed by the full faith and credit of the United States.

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GNMA pass-through mortgage-backed securities may represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

Federal National Mortgage Association (“FNMA”) Securities

FNMA is a federally chartered and privately owned corporation established under the Federal National Association Charter Act. FNMA was originally organized in 1938 as a United States Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase such loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through mortgage-backed security represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency). The loans contained in those pools consist of: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. FNMA guarantees timely payment of principal and interest on FNMA mortgage-backed securities. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA and the United States, it is widely believed that FNMA Mortgage-Backed Securities present minimal credit risks.

Federal Home Loan Mortgage Corporation (“FHLMC”) Securities

FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage-backed securities.

FHLMC mortgage-backed securities represent direct or indirect participations in, and are payable from, conventional residential mortgage loans. The mortgage loans underlying the FHLMC mortgage-backed securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. Mortgage loans underlying FHLMC mortgage-backed securities may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC mortgage-backed securities.

FHLMC guarantees: (i) the timely payment of interest on all FHLMC mortgage-backed securities; (ii) the ultimate collection of principal with respect to some FHLMC mortgage-backed securities; and (iii) the timely payment of principal with respect to other FHLMC mortgage-backed securities. The obligations of FHLMC are not backed by the full faith and credit of the United States, although they are generally considered to present minimal credit risks.

ARM and Floating Rate Mortgage-Backed Securities

Because the interest rates on ARM and Floating Rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally provide that the borrower’s mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower’s monthly payment

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may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan (“negative amortization”), which is repaid through future monthly payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury Rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds index, that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

Specified Mortgage-Backed Securities

The Fund generally does not invest in derivatives but may invest in mortgage-backed securities that are derivatives such as interest only obligations (“POs”) (other than IOs and POs that are PAC Bonds) or inverse floating rate obligations or other types of mortgage-backed securities that may be developed in the future and that are determined by the Investment Adviser to present types and levels of risk that are comparable to such IOs, POs and inverse floating rate obligations (collectively, “Specified Mortgage-Backed Securities”). The Fund will invest in Specified Mortgage-Backed Securities only when the Investment Adviser believes that such securities, when combined with the Fund’s other investments, would enable the Fund to achieve its investment objective and policies. In the opinion of the Investment Adviser, GNMA mortgage-backed securities issued under the GNMA I or GNMA II programs, securities with earlier maturities of mortgage-backed securities issued under the GNMA Serial Note program, mortgage pass-through certificates issued by FNMA and other types of substantially similar mortgage-backed pass-through or participation certificates (including collateralized mortgage obligations (“CMOs”)) are not considered derivative investments for purposes of the Fund’s investment policies, except as set forth below. The Investment Adviser also does not consider Private Label mortgage-backed securities (including CMOs) of any class that entitle the holder thereof to payments of principal and interest to be derivatives for that purpose (other than Private Label mortgage-backed securities the principal payments of which at the time of purchase by the Fund (i) are not limited by a schedule of principal distributions and (ii) support a schedule of principal distributions for another related class of Private Label mortgage-backed securities).

Stripped mortgage-backed securities (“SMBSs”) are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying pool of mortgage assets. SMBSs may be issued by agencies or instrumentalities of the United States government or by private mortgage lenders. A common type of SMBS will have one class that receives some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

An IO is an SMBS that is entitled to receive all or a portion of the interest, but none of the principal payments, on the underlying mortgage assets; a PO is an SMBS that is entitled to receive all or a portion of the principal payments, but none of the interest payments, on the underlying mortgage assets. The Investment Adviser believes that investments in POs may facilitate its ability to manage the price sensitivity of the Fund’s investments to interest rate changes. Generally, the yields to maturity on both IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the underlying mortgage assets of an IO class of mortgage-backed security held by the Fund experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in such securities even though the securities are rated in the highest rating category. The Investment Adviser believes that, since principal amortization on PAC Bonds is designed to occur at a predictable rate, IOs and POs that are PAC Bonds generally are not as sensitive to principal prepayments as other IOs and POs.

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Mortgage-backed securities that constitute inverse floating rate obligations are mortgage-backed securities on which the interest rates adjust or vary inversely to changes in market interest rates. Typically, an inverse floating rate mortgage-backed security is one of two components created from a pool of fixed rate mortgage loans. The other component is a variable rate mortgage-backed security, on which the amount of interest payable is adjusted directly in accordance with market interest rates. The inverse floating rate obligation receives the portion of the interest on the underlying fixed-rate mortgages that is allocable to the two components and that remains after subtracting the amount of interest payable on the variable rate component. The market value of an inverse floating rate obligation will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Certain of such inverse floating rate obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating rate obligations is subject to greater risk of fluctuation than other mortgage-backed securities, and such fluctuations could adversely affect the ability of the Fund to achieve its investment objectives and policies.

The yields on certain of the above mortgage-backed securities may be more sensitive to changes in interest rates than GNMA mortgage-backed securities. While the respective Investment Adviser will seek to limit the impact of these factors on the Fund, no assurance can be given that it will achieve this result.

Information on Directors and Executive Officers

The overall management of the business and affairs of the Fund is vested in the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Adviser, Administrator, Distributor, Custodian and Transfer Agent. The day-to-day operations of the Fund have been delegated to UBS Trust Company of Puerto Rico, in its capacity as Administrator, subject to the Fund’s investment objective and policies and to general supervision by the Board.

The Board

As of December 31, 2020, the Board consisted of five Directors. Four of these were not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), and one was considered an “Interested Director” of the Fund as a result of his employment as an officer of the Fund, the Fund’s Investment Adviser or an affiliate thereof. The number of members of the Fund’s Board may be changed by resolution of the Board.

Mr. Ubiñas, the Chairman of the Board, is an Interested Director because of his affiliation with the Investment Adviser. The Independent Directors have designated Mr. Cabrer-Roig as the lead Independent Director. In that capacity, Mr. Cabrer-Roig generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Committees of the Board

The Board has three standing committees: an Audit Committee, Dividend Committee and Nominating and Governance Committee.

Audit Committee. The Board has adopted a written Audit Committee Charter, and the role of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and to recommend to the Board any action to ensure that the Fund’s accounting and financial reporting are consistent with accepted accounting standards applicable to the mutual fund industry. The Audit Committee has two members, Messrs. Cabrer-Roig and Pellot-Gonzalez[, both of whom are Independent Directors]. The Independent Directors who are Audit Committee members are represented by independent legal counsel in connection with their duties. The Audit Committee met [•] ([•]) times during the fiscal year ended June 30, 2020. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended June 30, 2020, amounted to $[•].

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Dividend Committee. The role of the Dividend Committee is to determine the amount, form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has three members, two of whom are Independent Fund Directors (Messrs. Cabrer, and Pellot-Gonzalez) and one who is an Interested Director (Mr. Ubiñas). The Dividend Committee met [•] ([•]) times during the fiscal year ended June 30, 2020.

Nominating and Goverenance Committee. Pursuant to the adoption of a written charter, the Fund has created a Nominating and Governance Committee. The role of the Nominating and Governance Committee is to identify individuals qualified to serve as Independent Directors and to recommend its nominees for consideration by the full Board. The Nominating Committee has three members, all of whom are Independent Directors (currently, Messrs. Cabrer-Roig, Nido and Pellot-Gonzalez). The Independent Directors who are Nominating and Governance Committee members are represented by independent legal counsel in connection with their duties. While the Nominating and Governance Committee is solely responsible for the selection and nomination of the Independent Fund Directors, the Nominating and Governance Committee may consider nominations made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and sets forth the qualifications of the proposed nominee. The Nominating Committee met [•] ([•]) times during the fiscal year ended June 30, 2020.

Independent Directors

Certain biographical and other information relating to the Independent Directors is set forth below, including their ages and their principal occupations for at least five years.

Messrs. Nido, Pellot-Gonzalez and Ms. Perez are members of the boards of directors of all funds that have engaged UBS Trust Company of Puerto Rico as their investment adviser (the “UBS Advised Funds”) or as their co-investment adviser (the “UBS Co-Advised Funds”) and, together with the UBS Advised Funds, the “Affiliated Funds”). Mr. Cabrer-Roig is solely a member of the board of directors of the UBS Advised Funds.

Name (Age) and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorship (other than the Affiliated Funds)
Luis M. Pellot-Gonzalez (72)	Director	Director since 2012

President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.

				25 funds consisting of 36 portfolios	None
Agustin Cabrer-Roig (72)	Director	Director since 2012

President of Starlight Development Group, Inc. from 1995 to 2014 (real estate development); President of Antonio Roig Sucesores since 1995 (real estate development); Partner of Desarrollos Roig since 1995, Desarrollos Agricolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development); Partner, Pennock Growers, Inc. since 1998; Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development); Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since

				18 funds consisting of 29 portfolios	None

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Name (Age) and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorship (other than the Affiliated Funds)

2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998; Director of TC Management from 2002 to 2013; Officer of Candelero Holdings & Management, Inc. from 2001 to 2013; 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer); former Member of the Board of Trustees of the University of Puerto Rico; Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer); President of Libra Government Building, Inc. since 1997; Partner of Cometa 74, LLC since 1998; Vice-President of Candelario Point Partners, Inc. since 1998; Officer of Marbella Development, Corp. from 2001 to 2014.

Carlos Nido (56)	Director	Director since 2012

President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015; President and Executive Producer of Piñolywood Studios LLC; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds.Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

				25 funds consisting of 36 portfolios	None
Clotilde Perez (69)	Director	Director since 2012

Corporate Development Officer of V. Suarez & Co., Inc. since 1999; Director of Grupo Guayacan, Inc.; Member of the Board of Trustees of Sacred Heart University; General Partner of Guayacan Fund of Funds Family; Senior Investment Banker of Citibank, N.A. – Puerto Rico from 1997 to 1999; Executive Director of Grupo Guayacán, Inc. from 1996 to 1997 and Vice President of the Economic and Development Bank for Puerto Rico from 1993 until 1996.

				25 funds consisting of 36 portfolios	None
* The address of the Independent Directors is c/o UBS Trust Company of Puerto Rico — 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico 00918.

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Name (Age) and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorship (other than the Affiliated Funds)

** Each Independent Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s By-Laws or charter or by statute, or until December 31 of the year in which he turns 80.

Interested Directors and Officers

Certain biographical and other information relating to the Interested Director(s) and to the officers of the Fund, is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, and the total number of Affiliated Funds overseen by them. These persons also serve as directors and officers of the UBS Advised Funds and, in some cases, of certain of the UBS Co-Advised Funds.

Name (Age) and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorship (other than the Affiliated Funds)
Carlos V. Ubiñas (66)	Director, Chairman of the Board and President	President since 2015; Director and Chairman of the Board since 2012

Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Incorporated of Puerto Rico since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Incorporated of Puerto Rico from 1989 to 2005.

				18 funds consisting of 29 portfolios	None
Leslie Highley (74)	Senior Vice President	Senior Vice President since 2012

Managing Director of UBS Trust Company of Puerto Rico; Senior Vice-President of UBS Financial Services Incorporated of Puerto Rico; Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico from [    ] to [    ].

				Not applicable	None
William Rivera (62)	First Vice President and Treasurer	First Vice President since 2012 and Treasurer since 2015

Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Incorporated of Puerto Rico since 1987.

				Not applicable	None
Javier Rodriguez (47)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2012

Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002.

				Not applicable	None

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Name (Age) and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorship (other than the Affiliated Funds)
Liana Loyola (59)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None

* The address of the Interested Director(s) and Officers of the Fund is c/o UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

** Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 80. Each officer is elected by and serves at the pleasure of the Board.

Board Diversification and Director Qualifications. In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Luis M. Pellot-González

[                     ]

Agustin Cabrer-Roig

[                     ]

Carlos J. Nido

[                     ]

Clotilde Pérez

[                     ]

Carlos V. Ubiñas

[                     ]

Compensation of Directors

Each Independent Director receives a stipend from the Fund of up to [$1,000] plus expenses for attendance at each meeting of the Board, and [$500] plus expenses for attendance at each meeting of a committee of the Board. The Independent Directors do not receive retirement or other benefits as part of their compensation. The following table sets forth the compensation earned by the Independent Directors from the Fund for the fiscal year ended June 30, 2020 and the total compensation paid to them by the Affiliated Funds for the calendar year ended December 31, 2020.

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Name of Independent Director	Aggregate Compensation from Fund	Retirement Benefits Accrued	Annual Benefits Upon Retirement	Total Compensation from Affiliated Funds Paid to Independent Directors
Luis M. Pellot-Gonzalez(1)(2)	$[ ]	N/A	N/A	$[ ]
Agustin Cabrer-Roig(2)	$[ ]	N/A	N/A	$[ ]
Carlos Nido(1)	$[ ]	N/A	N/A	$[ ]
Clotilde Perez(1)	$[ ]	N/A	N/A	$[ ]

(1)	Independent Director who also serves on the boards of the twenty-five Affiliated Funds.
(2)	Independent Director who serves on the Audit Committee of each Affiliated Fund.

Director and Officer Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2020:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds
Luis M. Pellot-Gonzalez	[None]	[None]
Agustin Cabrer-Roig	[None]	[None]
Clotilde Perez	[None]	[None]
Carlos Nido	[ ]	[ ]
Carlos Ubiñas	[ ]	[ ]

As of [            ], 2021, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the Investment Adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

As of [            ], none of the other directors and officers of the Fund have entered into any material transactions with the Fund; provided, however, that certain of the directors and officers of the Fund are employees of entities which have entered into material agreements with the Fund, as described herein.

Indemnification of Directors and Officers

The Fund has obtained directors’ and officers’ liability insurance for its directors and officers. The Fund’s certificate of incorporation contains a provision that exempts directors from personal liability for monetary damages to the Fund or its shareholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico General Corporation Law. The Fund has also agreed to indemnify its directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law.

Management, Advisory and Other Service Arrangements

Investment Advisory Arrangements

Subject to the oversight of the Board, investment advisory services are provided to the Fund by the Investment Adviser, UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, pursuant to an investment advisory contract (the “Advisory Agreement”). As compensation for its investment advisory services and pursuant to the Advisory Agreement, the Fund pays the Investment Adviser an advisory fee at an annual rate of [    ]% of its [average daily] net assets.

As of [                    ], the Investment Adviser serves as investment adviser or co-investment adviser to funds with combined portfolio assets of approximately $[        ] billion. UBS Trust Company of Puerto Rico, an affiliate of the Fund and UBS Financial Services Incorporated of Puerto Rico, is a trust company organized and validly existing under the laws of Puerto Rico.

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The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement

Fiscal year ended June 30, 2020	$ [•]	$ [•]

Fiscal year ended June 30, 2019	$ [•]	$ [•]

Fiscal year ended June 30, 2018	$ [•]	$ [•]

Pursuant to the Advisory Agreement, the Investment Adviser is not liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to the Fund’s custodian unless (i) such action or omission involved an officer, director, employee, or agent of the Investment Adviser, and (ii) such loss, expense, cost, or liability arises out of the Investment Adviser’s gross negligence, willful malfeasance, bad faith or reckless disregard of the Investment Adviser’s duties. The Investment Adviser may rely on any notice or communication (written or oral) reasonably believed by it to be genuine. These limitations shall not act to relieve the Investment Adviser from any responsibility or liability for any responsibility, obligation or duty that the Investment Adviser may have under state statutes, the laws of Puerto Rico, or any federal securities law which is not waivable.

Unless earlier terminated as described below, the Advisory Agreement is initially in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually by a vote of a majority of the Independent Directors. The Advisory Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreement also provides that it may be terminated without penalty (i) at any time by a unanimous vote of the Independent Directors, (ii) on 60 days’ written notice by the Investment Adviser or (iii) on 60 days’ written notice to the Investment Adviser by the vote of a majority of the outstanding voting securities of the Fund.

[                ], the Fund’s administrator (the “Administrator”), their affiliates and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) whereby the Investment Adviser, the Administrator and their affiliates, as applicable, will waive and/or reimburse the Fund’s [Other Expenses] in order to ensure that Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [(excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)] do not exceed [    ]% of [average daily] net assets. The Fund will reimburse the Administrator for Other Expenses paid by the Administrator when Total Annual Operating Expenses fall below [    ]%; provided that such reimbursement does not cause the Fund’s Total Annual Operating Expenses to exceed [    ]% and the reimbursement is made within three years after the Administrator paid the expense. This Expense Limitation and Reimbursement Agreement is currently effective through [                    ] and may be terminated upon [     ] days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Information Regarding the Portfolio Manager

Leslie Highley, Jr. is the portfolio manager of the Investment Adviser for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.

Other Funds and Accounts Managed

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio manager (the “Portfolio Manager”) is primarily responsible for the day-to-day portfolio management as of December 31, 2020.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leslie Highley, Jr.	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

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$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Manager Compensation Overview

The discussion below describes the Portfolio Manager’s compensation as of December 31, 2020.

Portfolio Manager Compensation at the Investment Adviser

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Salary.    Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

Bonus.    The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of [                    ].

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the [                    ]’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the [                    ] based on its operating earnings.

Deferred Compensation.    Certain key employees of [                    ], including certain portfolio managers, have received profits interests in [                    ] which entitle their holders to participate in the firm’s growth over time.

Retirement Plans and arrangements. [•]

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

Portfolio Manager Beneficial Holdings

The following table shows the dollar range of securities owned beneficially and of record by the Portfolio Manager in the Fund and in all affiliated funds, including investments by his or her immediate family members and amounts invested through retirement and deferred compensation plans. This information is provided as of December 31, 2020.

Name of Portfolio Manager	Dollar Range of Shares of the Fund	Dollar Range of Equity Securities in the Affiliated Investment Companies
Leslie Highley, Jr.	[ ]	[Over $100,000]

Portfolio Manager Potential Material Conflicts of Interest

The Portfolio Manager’s management of the Fund’s portfolio and other accounts could result in conflicts of interest if the Fund’s portfolio and other accounts have different objectives, benchmarks and fees. In addition, the Portfolio Manager allocates his, her or its time and investment expertise across multiple accounts, including the Fund’s portfolio. The Investment Adviser manages such competing interests for the time and attention of the Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. The Portfolio Manager manages the Fund’s portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Portfolio Manager manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

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If the Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund’s portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Investment Adviser employs allocation methods intended to provide fair and equitable treatment to all accounts over time. The Investment Adviser may execute orders for the same security for both the Fund’s portfolio and other accounts. With respect to such orders, the Investment Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution for the transaction. The Investment Adviser may aggregate trades of several accounts to obtain more favorable execution and lower brokerage commissions.

Certain investments may be appropriate for the Fund’s portfolio and also for other clients advised by the Investment Adviser and its affiliates, including other client accounts managed by the Fund’s Portfolio Manager. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. In such event, such transactions will be allocated among the clients of the Investment Adviser in a manner believed by the Investment Adviser to be equitable to each client. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund’s portfolio may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund’s portfolio. The Investment Adviser will not determine allocations based on whether it receives a performance-based fee from a particular client.

In some cases, a conflict may also arise where the Portfolio Manager owns an interest in one fund or account he manages and not another.

Administrator

UBS Trust Company of Puerto Rico serves as Administrator of the Fund. The Administrator is located at [                    ]. The Administrator is a [                    ] organized and validly existing under the laws of [                    ]. The Administrator may retain one or more sub-administrators for the Fund.

Pursuant to an administration agreement with the Fund, the Administrator, subject to the overall supervision of the Board, provides facilities and personnel to the Fund in the performance of certain services including the determination of the Fund’s net asset value and net income. The Administrator may enter into agreements with third parties to perform some or all of these tasks, subject to the oversight and ultimate responsibility of the Administrator. As compensation for its administration services to the Fund, the Administrator receives an administration fee equal to [    ]% of the Fund’s gross assets, payable monthly. The fees paid to the Administrator by the Fund for the fiscal year ended June 30, 2020, was $[        ].]

Accounting Services

[                    ], with offices located at [                    ], has been selected as the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”). The Independent Registered Public Accounting Firm is responsible for auditing the Fund’s financial statements.

Custodian

The Fund’s securities and cash are held under a custody agreement between the Fund and [                    ], pursuant to which [                ] serves as custodian for the Fund’s assets (in such capacity, the “Custodian”). As compensation for its custody services, the Custodian receives a fee as agreed from time to time with the Fund; such fee is at a rate customarily paid to other custodians for the provision of similar services. The Custodian may retain the services of a sub-custodian, which may be its affiliate. In such regard, the Fund intends to retain [                    ] to perform certain custody functions for the Fund. The fee paid to the Custodian for the fiscal year ended June 30, 2020, was $[            ].]

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Transfer Agent and Registrar

Pursuant to the terms of the Transfer Agency, Registrar, and Shareholder Servicing Agreement between the Fund and UBS Trust Company of Puerto Rico, the latter is responsible for maintaining a register of the Shares for holders of record and opening and maintaining Shareholder accounts (in such capacity, the “Transfer Agent”). As compensation for its transfer agency, registrar, dividend disbursing and shareholder services, the Transfer Agent receives a fee as agreed from time to time with the Fund. Such fee is at a rate customarily paid to other transfer agents for the provision of similar services. The Transfer Agent may retain the services of a sub-transfer agent, which may be its affiliate. The fee paid to the Transfer Agent by the Fund for the fiscal year ended June 30, 2020 was $[        ].

Distributor

UBS Financial Services Incorporated of Puerto Rico (the “Distributor”) serves as the distributor of the Shares. [The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.] Under the Plan, the Fund pays the Distributor a distribution and service fee, payable monthly, at the annual rate of [    ]% of its net assets.

Under the Plan, the Distributor primarily uses the service fees to pay for shareholder servicing performed by the Distributor or financial intermediaries. The Distributor uses the distribution fees under the Plan to compensate sales personnel and financial intermediaries for selling Shares and to offset the Fund’s marketing costs attributable to the Shares, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses and telephone and other communications expenses. The Distributor and financial intermediaries compensate investment executives when Shares are purchased by investors, as well as on an ongoing basis.

The Distributor acts as distributor of the Shares under a distribution agreement with the Fund (“Distribution Agreement”) which requires the Distributor to use its best efforts, consistent with its other business, in selling Shares. Shares are continuously offered. Payments by the Fund to compensate the Distributor for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are also authorized under the Distribution Agreement and made in accordance with the Plan.

The Plan and related agreement specify that the Fund must pay service and distribution fees to the Distributor for its activities regardless of whether or not the Distributor incurred the related expenses. Therefore, even if the Distributor’s expenses exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Distributor’s expenses are less than such fees, it will retain the full fees and realize a profit. The Plan will be submitted each year for approval by the Board, including a majority of the Independent Directors.

Pricing of Shares

Computation of Offering Price Per Share

The offering price for a Share is equal to the Fund’s net asset value computed by dividing the value of the Fund’s net assets by the number of Shares outstanding. For more information about the valuation of the Shares, see “Valuation” in the Prospectus.

Portfolio Transactions and Brokerage

The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer and in the case of securities issued by affiliated Puerto Rico investment companies, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they generally include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, the Investment Adviser seeks best execution. Although the Investment Adviser may receive certain research or execution services in connection with these transactions, it

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will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. The Investment Adviser may engage in agency transactions and riskless principal transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures designed to ensure that the transaction (including any applicable commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the Investment Adviser’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by the Investment Adviser in advising other funds or accounts and, conversely, research services furnished to the Investment Adviser by brokers and dealers in connection with other funds or accounts that it advises may be used in advising the Fund.

Investment decisions for the Fund and for other investment accounts managed by the Investment Adviser, including other Puerto Rico investment companies, are made independently of each other in light of differing considerations for the various accounts. However, it is often the case that the same investment decision is made for the Fund and one or more other accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

	Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates*

Fiscal year ended June 30, 2020	$ [ ]	$ [ ]

Fiscal year ended June 30, 2019	$ [ ]	$ [ ]

Fiscal year ended June 30, 2018	$ [ ]	$ [ ]

* Note that while [                    ] is not presently an affiliated person of the Fund, it is included because it was affiliated in prior periods.

Tax Information

See “Dividends and Taxes” in the Fund’s Prospectus.

Beneficial Owners

Principal Shareholders

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of the Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Fund on or before [                    ].

Class	Stockholder Name and Address	Number of Shares of Common Stock Owned	Percentage Owned
Class A Shares

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Proxy Voting Policies

The Fund has adopted proxy voting procedures (the “Proxy Policies”) to ensure that proxies are voted for the exclusive benefit and in the best economic interest of the shareholders with the objective of maximizing total return to the shareholders. The Fund has retained Institutional Shareholder Services, Inc. (“ISS”), an independent proxy voting organization, to assist in the carrying out of its proxy voting responsibilities. ISS provides the Fund with the ISS U.S. Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (collectively the “ISS Guidelines”), as in effect from time to time. The ISS Guidelines were developed based on ISS’s experience analyzing a wide variety of proposals presented to shareholders for vote by publicly-held companies, and are periodically revised and updated by ISS.

A Proxy Voting Committee, comprised of representatives of the Fund, oversees and administers ISS Guidelines and ISS’ voting recommendations. As the Fund believes, based on its review of the ISS Guidelines, that such Guidelines are sound and consistent with its proxy voting policies, the Fund generally votes all proxies in accordance with the ISS Guidelines and specific ISS voting recommendations. The ISS Guidelines, as they may be amended from time to time, are treated as part of these Proxy Policies and copies of the ISS Guidelines are available upon request. In the event that the Fund concludes that reliance on the ISS Guidelines and voting recommendations is no longer appropriate, the Fund shall retain another independent proxy voting service to provide it with similar services.

The Fund believes that voting proxies in accordance with the ISS Guidelines helps to ensure that it does not make specific voting decisions in situations where there may be a material conflict of interest between the interests of the Fund or any of its affiliates and those of a shareholder. In addition, because of the broad and diverse nature of the business of the Fund and its affiliated companies, it is not practical for the Fund to seek to identify all actual, potential, or material conflicts of interest with respect to every proxy voting matter. To ensure that the Fund does not make a voting decision for clients where a material conflict is present, in the event that the ISS Guidelines do not apply to, or ISS is not able to provide a recommendation on how to vote, the Fund may seek voting instructions from the majority of Independent Directors of the Board, vote securities in proportion to the votes cast by all other shareholders, retain another independent third party to make the voting decisions, or take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the Fund’s Legal Counsel.

The Fund may not vote proxies in certain circumstances, including but not limited to, situations where a) the securities are no longer held; b) the proxy or other relevant materials were not received in sufficient time to allow an appropriate analysis by ISS or to allow a vote to be cast by the voting deadline; or c) the Fund ISS concludes that the cost of voting the proxy will exceed the potential benefit.

The Fund or a service provider on behalf of the Fund will maintain the following records for a period of at least six years:

i.          A copy of the Proxy Policies and copies of the ISS Guidelines, as both may be amended from time to time, and copies of all ISS recommendations with respect to specific proxy votes;

ii.         Copies of proxy statements received regarding securities held by the Fund, unless these materials are available electronically through the SEC’s EDGAR system;

iii.        A record of each proxy vote cast on behalf of the Fund;

iv.        A copy of any internal documents created by the Fund that were material to making the decision how to vote proxies on behalf of clients; and

v.         Each written request for information on how the Fund voted proxies and each written response by the Fund to oral or written requests for this information.

The Fund will provide to shareholders these Proxy Policies, including the ISS Guidelines then in effect, and a record of how the Fund has voted the proxies promptly on request.

If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2020, is available without charge, upon request, by calling [                    ] or from the Fund’s website at [                    ], and on the SEC’s website at http://www.sec.gov.

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Portfolio Holdings Disclosure Policies and Procedures

The Investment Adviser has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio securities. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund’s shareholders.

Distribution to the Public

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide such information to shareholders as required by federal securities laws and regulations thereunder. These filings will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

[The Fund discloses its portfolio holdings and certain other information each day the Fund is open for business at [www.ubs.com/prfunds]. More information about this disclosure is available at [                    ].]

The Chief Compliance Officer of the Investment Adviser may authorize disclosure of non-public portfolio holdings information to any other persons not described above, subject to restrictions on selective disclosure imposed by applicable law.

Financial Statements

The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon, appearing in the Fund’s Annual Report for the fiscal year ended June 30, 2020 and the unaudited financial statements as of and for the period ended [February 28], 2021, are included herewith. Such reports were completed before the Fund was registered under the Investment Company Act. The Fund’s Shareholder Reports may be obtained without charge by calling (787) 773-3888 or on [•]’s website at www.[•].com. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI.

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Additional Information

Common Stock

The Shares have no preemptive or conversion rights. Each Share has equal voting, dividend, distribution, and liquidation rights. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Shares can elect 100% of the directors then nominated for election if they choose to do so, and in such event, the holders of the remaining Shares will not be able to elect any directors.

Code of Ethics

The Board, on behalf of the Fund, the Investment Adviser and the Subadviser have each adopted a code of ethics in compliance with Rule 17j-1 of the 1940 Act (each a “Code of Ethics”). Each Code of Ethics is designed to ensure, among other things, that all “Access Persons” conduct their personal securities transactions in a manner where shareholders’ interests are placed first and foremost, and consistent with the law. Access Persons generally include all directors and officers of the Fund, the Investment Adviser and Subadviser, as well as certain employees and control persons of the Fund, Investment Adviser, Subadviser, Distributor or principal underwriter (or any company in a controlled relationship to the Fund, Investment Adviser or Subadviser) who have access to information regarding the purchase or sale of securities by the Fund.

Each Code of Ethics requires Access Persons to comply with various requirements in connection with the securities transactions by Access Persons, including obtaining prior written approval before purchasing, selling or transferring any security, subject to certain exceptions listed in the Code of Ethics. Each Code of Ethics identifies specific transaction which Access Persons are prohibited from executing. Each Code of Ethics also imposes on Access Persons certain confidentiality obligations, reporting obligations, limitations on outside business activities, and certain other obligations. Each Code of Ethics requires all Access Persons (other than Access Persons who are Independent Directors) to submit: (1) an initial and subsequently an annual holdings report disclosing all reportable securities owned by the Access Person and any reportable securities accounts maintained by the Access Person (initial holdings reports must be filed within ten days of becoming a Access Person, Independent Directors are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported. Interested Directors of the Fund have additional reporting requirements.

[The Code of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.]

Counsel

The law firm of DLA Piper (Puerto Rico) LLC, located at Ochoa Building Suite 401, 500 de la Tanca Street, San Juan, Puerto Rico, serves as counsel to the Fund.

Shareholder Communication to the Board

The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to [                    ], c/o [                    ]. Shareholder communication to the Board should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder and (c) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Fund and reported to the Board.

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APPENDIX A

RATINGS OF SECURITIES

Description of Moody’s Investors Service, Inc.’s (“Moody’s”)

Ratings: Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The (sf) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

2 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.* Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of this publication. * By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Issue Credit Rating Definitions of Standard & Poor’s, a Division of the McGraw-Hill Companies, Inc. (“S&P”)

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;, and the promise we impute.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

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AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of Fitch Ratings’ (“Fitch”) Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of rating default rates.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer

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to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Corporate Finance Obligations — Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative.

‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk.

‘CC’: ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk.

‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate

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any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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PART C — OTHER INFORMATION

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT
(a)(1)	—	Certificate of Incorporation of the Registrant (f/k/a Tax-Free Puerto Rico Daily Fund, Inc.), dated July 16, 2002.*
(a)(2)	—	Certificate of Amendment of the Certificate of Incorporation of the Registrant (f/k/a Tax-Free Puerto Rico Daily Fund, Inc.), dated February 18, 2003.*
(a)(3)	—	Certificate of Amendment of the Certificate of Incorporation of the Registrant (f/k/a Tax-Free Puerto Rico Daily Fund, Inc.), dated November 13, 2006.*
(b)	—	By-laws of the Registrant.*
(c)	—	[Instruments defining the rights of holders of the securities being registered, including the relevant portion of the Fund’s articles of incorporation or by-laws].[**]
(d)	—	Investment Advisory Contract between the Registrant and UBS Asset Managers of Puerto Rico (“UBS AMPR”), dated [•].[**]
(e)(1)	—	[Form of Distribution Agreement between the Registrant and [•]].[**]
(e)(2)	—	[Form of Underwriting Agreement].[**]
(e)(3)		[Form of Standard Dealer Agreement].[**]
(e)(4)		[Form of Dealer Letter Agreement].[**]
(f)	—	[copies of all bonus, profit sharing, pension, or similar contracts or arrangements in whole or in part for the benefit of the Fund’s directors or officers in their official capacity. Describe in detail any plan not included in a formal document].[**]
(g)(1)	—	Custodian Agreement between the Registrant and [•], dated [•] (the “Custodian Agreement”).[**]
(g)(2)	—	Transfer Agency, Registrar, and Shareholder Service Agreement dated [•] between the Registrant and [•] (the “Transfer Agency Agreement”).[**]
(g)(3)	—	[copies of all other custodian agreements and depository contracts under section 17(f) of the 1940 Act concerning the Fund’s securities and similar investments, including the schedule of remuneration.].[**]
(h)(1)	—	Administration Agreement between Registrant and [•] dated [•] (the “Administration Agreement”).[**]
(h)(2)	—	[Expense Limitation and Reimbursement agreements].[**]
(h)(3)	—	[copies of all other material contracts not made in the ordinary course of business to be performed in whole or in part on or after the filing date of the registration statement].
(i)	—	Opinion of Sidley Austin LLP.[***]
(j)(1)		Consent of [•].[**]
(j)(2)	—	Opinion of [•].[***]
(k)	—	[Not Applicable].
(l)	—	[copies of any agreements or understandings made in consideration for providing the initial capital between or among the Fund, the underwriter, adviser, promoter or initial shareholders and written assurances from promoters or initial shareholders that purchases were made for investment purposes and not with the intention of redeeming or reselling].[**]
(m)	—	[copies of any plan entered into by the Fund under Rule 12b-1 and any agreements with any person relating to the plan’s implementation].[**]
(n)	—	[copies of any plan entered into by the Fund under Rule 18f-3, any agreement with any person relating to the plan’s implementation, and any amendment to the plan or an agreement].[**]
(o)	—	Reserved.
(p)	—	Code of Ethics of the Registrant.**
(q)	—	Powers of Attorney dated [•], 2021.*

*            Filed herewith.

**          To be filed by amendment.

***        To be filed by post-effective amendment.

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Item 29. Person Controlled or Under Common Control With Registrant

[•].

Item 30. Indemnification

Section [•] of the Registrant’s Certificate of Incorporation provides as follows:

[•]

Item 31. Business and Other Connections of Investment Adviser

UBS AMPR, a division of UBS Trust Company of Puerto Rico, act as investment adviser to the Registrant. UBS AMPR serves as investment adviser or co-investment adviser to other open-end and closed-end management investment companies [and to separately managed accounts]. The principal business address for all of these investment companies and the persons named below is [•].

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of the Adviser who serve as officers or Directors of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Information on Directors and Executive Officers” in the SAI. Such information for the remaining senior officers appears below:

Name and Position with [the Investment Adviser]	Other Business, Profession, Vocation or Employment During Past Two Years
[•]	[•]

Additional information regarding UBS AMPR is provided in the body of this Registration Statement on Form N-1A under the heading “Management, Advisory and Other Service Arrangements.”

Item 32. Principal Underwriters

(a)	[State the name of each investment company (other than the Fund) for which each principal underwriter currently distributing the Fund’s securities also acts as a principal underwriter, depositor, or investment adviser].

(b)	[Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 25]:

Name and Principal Business Address	Positions and Offices with Underwriter	Position and Offices with Fund
[•]	[•]	[•]

(c)	[Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person:]

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

[•]	[•]	[•]	[•]	[•]

Item 33. Location of Accounts and Records

[[•], maintains the Fund’s Articles of Incorporation, By-Laws, minutes of director and shareholder meetings, and contracts of the Registrant and all advisory material of the investment adviser.

[•] maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by [•].]

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Item 34. Management Services

[Not applicable].

Item 35. Undertakings

[•]

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of San Juan, and Commonwealth of Puerto Rico, on the 12th day of March, 2021.

PUERTO RICO SHORT TERM INVESTMENT FUND, INC.

/s/ Carlos V. Ubiñas
Carlos V. Ubiñas, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos V. Ubiñas Carlos V. Ubiñas	Director, Chairman of the Board and President (Principal Executive Officer)	March 12, 2021

/s/ William Rivera William Rivera	First Vice President and Treasurer (Principal Financial and Accounting Officer)	March 12, 2021

Luis M. Pellot-Gonzalez*	Director

Agustin Cabrer-Roig*	Director

Carlos Nido*	Director

Clotilde Perez*	Director

By*:	/s/ Liana Loyola
Liana Loyola
Attorney-in-Fact
March 12, 2021

*

The powers of attorney authorizing Liana Loyola, among others, to execute this Registration Statement, and Amendments thereto, for the Directors of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed as Exhibit (q) to this Registration Statement.

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EXHIBIT INDEX

Exhibit	Name

(a)(1)	Certificate of Incorporation of the Registrant, dated July 16, 2002
(a)(2)	Certificate of Amendment of the Certificate of Incorporation of the Registrant, dated February 18, 2003
(a)(3)	Certificate of Amendment of the Certificate of Incorporation of the Registrant, dated November 13, 2006
(b)	By-laws of the Registrant
(q)	Powers of Attorney

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